                        PROFILE DATED SEPTEMBER 15, 2000

                 FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND
                           VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

              THIS PROFILE IS A SUMMARY OF SOME IMPORTANT POINTS
        THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING A CONTRACT.
       THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS THAT
       ACCOMPANIES THIS PROFILE. PLEASE READ THAT PROSPECTUS CAREFULLY.

         "We," "us," "our," "Sage Life" or the "Company" refer to Sage Life Assurance of America, Inc. "You" and "your" refer to the Owner of a Contract.

1.       WHAT ARE THE CONTRACTS?

         The Contracts are flexible payment fixed and variable annuity contracts offered by Sage Life Assurance of America, Inc. Your Contract is a contract between you, the Owner, and us, Sage Life.

         We designed the Contract for use in your long-term financial and retirement planning. It provides a means for allocating amounts on a tax-deferred basis to our Variable Account and our Fixed Account.

         INVESTMENT FLEXIBILITY. You can invest among the subdivisions of our Variable Account, known as "Variable Sub-Accounts," each corresponding to a different Fund. These Funds, listed in Section 4, are professionally managed and use a broad range of investment strategies (growth and income, aggressive growth, etc.), styles (growth, value, etc.) and asset classes (stocks, bonds, international, etc.). You can select a mix of Funds to meet your financial and retirement needs and objectives, tolerance for risk, and view of the market. Amounts you invest in these Funds will fluctuate daily based on underlying investment performance. So, the value of your investment may increase or decrease.

         Through our Fixed Account, you can invest to receive guaranteed rates of interest for periods we offer up to 10 years ("Guarantee Periods"). We also guarantee your principal while it remains in our Fixed Account. However, if you decide to surrender your Contract, or transfer or access amounts in the Fixed Account before the end of a Guarantee Period you have chosen, we ordinarily will apply a Market Value Adjustment. This adjustment reflects changes in prevailing interest rates since your allocation to the Fixed Account. The Market Value Adjustment may result in an increase or decrease in the amounts surrendered, transferred, or accessed.

         As your needs or financial or retirement goals change, your investment mix can change with them. You may transfer amounts among any of the investment choices in our Fixed or Variable Accounts while continuing to defer current income taxes.

         SAFETY OF SEPARATE ACCOUNTS. Significantly, both our Fixed and Variable Accounts are separate investment accounts of Sage Life. This provides you with an important safety feature: we cannot charge


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the assets supporting your allocations to these Accounts with liabilities arising out of any other business we may conduct.

         The Contract also provides you with other important features, including a death benefit, access to your money, and income plan options.

         ACCESS TO AMOUNTS INVESTED. The Contract provides access to your investment should you need it. During the savings, or Accumulation Phase, your investment grows tax-free until withdrawn. You decide how much to take and when to take it (certain restrictions apply after the Accumulation Phase).

         Ordinarily, once you access earnings, they are taxed as income. If you access earnings before you are 59 1/2 years old, you may have to pay an additional 10% federal tax penalty. Amounts you surrender or withdraw may be subject to a Market Value Adjustment (positive or negative) if you take the amount from the Fixed Account before the end of the applicable Guarantee Period.

         PROTECTION FOR YOUR BENEFICIARIES. The Contract also provides a death benefit feature to protect your family should you die during the Accumulation Phase. In the event of your untimely death, the Beneficiary of your choice will never receive less than you have invested in the Contract, and may even receive more. Your Beneficiary decides, within certain federal tax required limitations, how to receive the death benefit. Or, if your Beneficiary is your spouse, he or she may take over the Contract and continue deferring taxes on any gain. Your spouse's starting Account Value would equal any death benefits payable.

         INCOME PAYMENTS. The payout, or Income Phase, of your Contract begins when you inform us you want to start receiving regular income payments under one of the various income plans we offer. The amount you accumulated during the Accumulation Phase determines the amount of income payments you receive during the Income Phase. You can use your Account Value to provide income payments that are guaranteed, or income payments that vary with underlying investment performance, or a combination of both. The income payments can be for life, which means you can't outlive them!

         A portion of each income payment is ordinarily considered a return of your investment in the Contract. So, until you recover all of your investment in the Contract, only the portion in excess of this amount is taxed as income. Other tax consequences may apply to Qualified Contracts.

         OPTIONAL RIDERS. Subject to state availability and for an additional charge, you may purchase either or both optional riders offering a guaranteed minimum income benefit and an enhanced death benefit. These riders can provide additional benefits that we discuss under "What Are My Income Payment Options" and "Does the Contract Have A Death Benefit."

2.       WHAT ARE MY INCOME PAYMENT OPTIONS?

         Once the Income Phase of your Contract begins, we apply your Account Value to provide you with regular income payments.

         You can tailor your income to meet your needs by choosing from five different income plans described below. In explaining the income plans, we are assuming that you designate yourself as the Annuitant. Of course, you always can designate someone other than yourself as Annuitant.


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[ ]   INCOME PLAN 1 -- LIFE ANNUITY:  You will receive payments for your life.

[ ] INCOME PLAN 2 -- LIFE ANNUITY WITH 10 OR 20 YEARS CERTAIN: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

[ ] INCOME PLAN 3 -- JOINT AND LAST SURVIVOR LIFE ANNUITY: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

[ ] INCOME PLAN 4 -- PAYMENTS FOR A SPECIFIED PERIOD CERTAIN: You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

[ ] INCOME PLAN 5 -- ANNUITY PLAN: You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

         You tell us how much of your Account Value to apply to fixed income payments and to variable income payments. During the Income Phase, you still have all of the investment choices you had during the Accumulation Phase. However, we currently limit transfers among your investment choices.

         We will allocate the amount of Account Value you apply to provide fixed income payments to the Fixed Account and invest it in the Guarantee Periods you select. We guarantee the amount of each income payment, and the amount of each payment will remain level throughout the period you select.

         We will allocate the amount of Account Value you apply to provide variable income payments to the Variable Account and invest it in the Funds you select. The amount of each income payment will vary according to the investment performance of those Funds.

         OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT. Subject to availability in your state, at issue, if you are 80 or younger, you may ensure that guaranteed minimum lifetime income payments are available on your Income Date by electing the Guaranteed Minimum Income Benefit. You must satisfy the conditions set forth in the rider to receive the benefit, and there are charges associated with the benefit. Once you purchase the Guaranteed Minimum Income Benefit, you cannot cancel it.

3.       HOW DO I PURCHASE A CONTRACT?

         In most cases, you may purchase a Contract with $25,000 or more through an authorized registered representative.

         In addition, subject to special rules for Contracts used in connection with tax-qualified retirement plans, you can make additional purchase payments of $1,000 or more to your Contract at any time during the Accumulation Phase.

4.       WHAT ARE MY INVESTMENT OPTIONS?

         There are over 40 investment options under the Contracts available through our Variable and Fixed Accounts. These choices are professionally managed and allow for a broad range of investment strategies, styles and asset classes. Additional investment options may be available in the future.



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         Through our Variable Account you can choose to invest your money in one or more of the Variable Sub-Accounts investing in the following Funds:

         =>     AIM VARIABLE INSURANCE FUNDS

                  -   AIM V.I. Government Securities Fund
                  -   AIM V.I. Growth and Income Fund
                  -   AIM V.I. International Equity Fund
                  -   AIM V.I. Value Fund

         =>     THE ALGER AMERICAN FUND

                  -   Alger American MidCap Growth Portfolio
                  -   Alger American Income and Growth Portfolio
                  -   Alger American Small Capitalization Portfolio

         =>     LIBERTY VARIABLE INVESTMENT TRUST

                  -   Colonial High Yield Securities Fund, Variable Series
                  -   Colonial Small Cap Value Fund, Variable Series
                  -   Colonial Strategic Income Fund, Variable Series
                  -   Colonial U.S. Growth and Income Fund, Variable Series
                  -   Liberty All-Star Equity Fund, Variable Series
                  -   Newport Tiger Fund, Variable Series
                  -   Stein Roe Global Utilities Fund, Variable Series

         =>     STEINROE VARIABLE INVESTMENT TRUST

                  -   Stein Roe Growth Stock Fund, Variable Series
                  -   Stein Roe Balanced Fund, Variable Series

         =>     MFS(R) VARIABLE INSURANCE TRUST(SM)
                  -   MFS Growth With Income Series
                  -   MFS High Income Series
                  -   MFS Research Series
                  -   MFS Total Return Series
                  -   MFS Capital Opportunities Series

         =>     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                  -   The Global Equity Portfolio
                  -   The Mid Cap Value Portfolio
                  -   The Value Portfolio

         =>     OPPENHEIMER VARIABLE ACCOUNT FUNDS

                  -   Oppenheimer Bond Fund/VA
                  -   Oppenheimer Capital Appreciation Fund/VA
                  -   Oppenheimer Small Cap Growth Fund/VA


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         =>     SAGE LIFE INVESTMENT TRUST
                  -   EAFE(R) Equity Index Fund
                  -   S&P 500 Equity Index Fund
                  -   Money Market Fund

                  -   Nasdaq-100 Index(R) Fund

                  -   All-Cap Growth Fund

         =>     T. ROWE PRICE EQUITY SERIES, INC.

                  -   T. Rowe Price Equity Income Portfolio
                  -   T. Rowe Price Mid-Cap Growth Portfolio
                  -   T. Rowe Price Personal Strategy Balanced Portfolio

         The prospectuses for the Trusts describe the Funds in detail. These Funds do not provide any performance guarantees, and their values will increase or decrease depending upon investment performance.

         Through our Fixed Account you can choose to invest your money in one or more of the different Guarantee Periods we offer. We guarantee your principal and interest rate when your investment is left in the Guarantee Period until it ends. You currently can choose periods of 1, 2, 3, 4, 5, 7, and 10 years. We may offer different Guarantee Periods for our DCA Fixed Sub-Accounts. However, if you decide to surrender your Contract, or transfer or access amounts before the end of a period you have chosen, we ordinarily will apply a Market Value Adjustment. This Adjustment may be positive or negative depending upon current interest rates.

5.       WHAT ARE THE EXPENSES UNDER A CONTRACT?

         The Contract has insurance and investment features. Each has related costs. Below is a brief summary of the Contract's charges:

         SURRENDER CHARGE - None! There are no surrender charges under the Contract.

         ANNUAL ADMINISTRATION CHARGE - During the first seven Contract Years only, we will deduct an annual $40 administration charge. However, there is no charge if, at the time of deduction, your Account Value is at least $50,000.

         ASSET-BASED CHARGES - Each month, we deduct Asset-Based Charges for mortality and expense risks and for certain administrative costs from the amounts you allocate to the Variable Account. The maximum charges equal, on an annual basis, 1.40% of your Variable Account Value, decreasing to 1.25% after the seventh Contract Year.

         PURCHASE PAYMENT TAX CHARGE - We will deduct any state and local taxes on purchase payments from Account Value when we incur such taxes. We reserve the right to defer the collection of this charge and deduct it against your Account Value on the surrender of this Contract or application of the Account Value to provide income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality. We currently do not intend to deduct this charge on or after the eighth Contract Year.

         OPTIONAL BENEFIT CHARGES - If you choose to purchase one or both of the optional benefit riders we offer, we will deduct a separate charge on the Contract Date and monthly thereafter. We deduct the rider


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charges proportionately from the Variable and Fixed Sub-Accounts in which you are invested. On an annual basis, the charge for the Guaranteed Minimum Income Benefit is 0.20% of Account Value. On an annual basis, the charge for the Enhanced Death Benefit is 0.20% of Account Value.

         FUND FEES AND EXPENSES - There are also Fund fees and expenses that are based on the average daily value of the Funds. Currently, these Fund fees and expenses range on an annual basis from .55% to 1.34% depending upon the Fund.

         Sage Life's business philosophy rewards our long-term customers. So, after the seventh Contract Year we

              -   eliminate the Annual Administration Charge,
              -   eliminate the Purchase Payment Tax Charge, if any, and
              -   reduce Asset-Based Charges.

This means more of your investment is working for you over the long term!

The following chart is designed to help you understand expenses under the Contract. The charges include the charges for the optional riders. If we did not include these charges, your expenses would be lower.






                                                                                                   Examples of       Examples of
                                                                 Total       Total                    Total             Total
                                                                Annual      Annual      Total        Expenses        Expenses as
                                                               Insurance     Fund      Annual    Paid at the End   Paid at the End
                            Fund                                Charges     Charges    Charges     of 1 Year        of 10 Years
                            ----                                -------     -------    -------     ---------        -----------
AIM VARIABLE INSURANCE FUNDS:
     AIM V.I. Government Securities Fund                          1.80%       0.90%      2.70%         $28             $341
     AIM V.I. Growth and Income Fund                              1.80        0.77       2.57           26              324
     AIM V.I. International Equity Fund                           1.80        0.97       2.77           28              350
     AIM V.I. Value Fund                                          1.80        0.76       2.56           26              323
THE ALGER AMERICAN FUND:
     Alger American MidCap Growth Portfolio                       1.80        0.85       2.65           27              335
     Alger American Income and Growth Portfolio                   1.80        0.70       2.50           26              315
     Alger American Small Capitalization Portfolio                1.80        0.90       2.70           28              341
LIBERTY VARIABLE INVESTMENT TRUST:
     Colonial High Yield Securities Fund, Variable Series         1.80        0.80       2.60           27              328
     Colonial Small Cap Value Fund, Variable Series               1.80        1.00       2.80           29              354
     Colonial Strategic Income Fund, Variable Series              1.80        0.75       2.55           26              322
     Colonial U.S. Growth and Income Fund, Variable Series        1.80        0.88       2.68           27              339
     Liberty All-Star Equity Fund, Variable Series                1.80        0.95       2.75           28              348
     Newport Tiger Fund, Variable Series                          1.80        1.21       3.01           31              381
     Stein Roe Global Utilities Fund, Variable Series             1.80        0.77       2.57           26              324
STEINROE VARIABLE INVESTMENT TRUST:
     Stein Roe Growth Stock Fund, Variable Series                 1.80        0.67       2.47           25              312
     Stein Roe Balanced Fund, Variable Series                     1.80        0.62       2.42           25              305
MFS(R) VARIABLE INSURANCE TRUST(SM):
     MFS Growth With Income Series                                1.80        0.88       2.68           27              339
     MFS High Income Series                                       1.80        0.91       2.71           28              343
     MFS Research Series                                          1.80        0.86       2.66           27              336
     MFS Total Return Series                                      1.80        0.90       2.70           28              341
     MFS Capital Opportunities Series                             1.80        0.91       2.71           28              343

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





                                                                                                   Examples of       Examples of
                                                                 Total       Total                    Total             Total
                                                                Annual      Annual      Total        Expenses        Expenses as
                                                               Insurance     Fund      Annual    Paid at the End   Paid at the End
                            Fund                                Charges     Charges    Charges     of 1 Year        of 10 Years
                            ----                                -------     -------    -------     ---------        -----------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     The Global Equity Portfolio                                  1.80%       1.15%      2.95%         $30             $373
     The Mid Cap Value Portfolio                                  1.80        1.05       2.85           29              361
     The Value Portfolio                                          1.80        0.85       2.65           27              335
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
     Oppenheimer Bond Fund/VA                                     1.80        0.73       2.53           26              319
     Oppenheimer Capital Appreciation Fund/VA                     1.80        0.70       2.50           26              315
     Oppenheimer Small Cap Growth Fund/VA                         1.80        1.34       3.14           32              398
SAGE LIFE INVESTMENT TRUST:
     EAFE(R)Equity Index Fund                                     1.80        0.90       2.70           28              368
     S&P 500 Equity Index Fund                                    1.80        0.55       2.35           24              323
     Money Market Fund                                            1.80        0.65       2.45           25              336
     Nasdaq-100 Index(R) Fund                                     1.80        0.85       2.65           27              362
     All-Cap Growth Fund                                          1.80        1.10       2.90           30              394
T. ROWE PRICE EQUITY SERIES, INC.:
     T. Rowe Price Equity Income Portfolio                        1.80        0.85       2.65           27              335
     T. Rowe Price Mid-Cap Growth Portfolio                       1.80        0.85       2.65           27              335
     T. Rowe Price Personal Strategy Balanced Portfolio           1.80        0.90       2.70           28              341

         Below is an explanation of what we included in each column of the chart.

         The column "Total Annual Insurance Charges" shows the sum of the Asset-Based Charges and the Annual Administration Charge (for purposes of the chart, we assume the average Account Value is $50,000 and therefore we do not include the Annual Administration Charge.

         The column "Total Annual Fund Charges" shows the fees and expenses for each Fund.

         The charges shown for the following funds reflect any expense reimbursement or waiver:

               - Liberty Variable Investment Trust: Colonial High Yield Securities Fund, Variable Series and Colonial Small Cap Value Fund, Variable Series.

               - MFS(R) Variable Insurance Trust(SM): MFS Capital Opportunity Series and MFS High Income Series.

               - The Universal Institutional Funds, Inc.: The Global Equity Portfolio; The Mid Cap Value Portfolio; and The Value Portfolio.

               - Sage Life Investment Trust: EAFE(R) Equity Index Fund; S&P 500 Equity Index Fund; Money Market Fund; Nasdaq-100 Index(R) Fund; and All-Cap Growth Fund.


         The charges for Sage Life Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund are based on the estimated expenses that those Funds expect to incur in their initial fiscal year.

         The column "Total Annual Charges" shows the sum of "Total Annual Insurance Charges" and "Total Annual Fund Charges."



                                      P-7
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         The last two columns show you examples of the charges, in dollars, you could pay under a Contract for each $1,000 you invested in that Fund. The examples assume that your Contract earns 5% annually before charges.

         For more information about expenses under a Contract, please refer to the "Fee Table" in the full Prospectus that accompanies this Profile.

6.       HOW WILL MY CONTRACT BE TAXED?

         During the Accumulation Phase, your earnings are not taxed unless you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% federal tax penalty on the withdrawn earnings.

         Income payments during the Income Phase are considered partly a return of your original investment. That part of each payment is not taxable as income. However, once you have recovered all of your original investment, income payments then will be fully taxable.

         Special tax rules apply to withdrawals from Qualified Contracts, including the Roth IRA.

7.       HOW DO I ACCESS MY MONEY?

         There are a number of ways to withdraw money from your Contract. You can tailor your income to meet your near-term or lifelong liquidity needs.

         During the Accumulation Phase, if you want to take money out of your Contract, you can choose among several different options.

              -   You can withdraw some of your money.

              -   You can surrender your Contract and take all of your money.

              - You can withdraw money using our systematic partial withdrawal program.

              -   You can apply your Account Value to an income plan.

         Keep in mind that if you take the amount from the Fixed Account before the end of a Guarantee Period, we ordinarily will apply a Market Value Adjustment. If you are younger than 59 1/2 when you take money out, you may owe a 10% federal tax penalty in addition to the income tax that will apply to any gain in your Contract. Please remember that withdrawals will reduce your death benefit by the proportion that the withdrawal reduces your Account Value.

         Once you start receiving regular income payments and if you selected the "payments for a specified period certain" income plan, you may request a full or partial withdrawal.

8.       HOW IS CONTRACT PERFORMANCE PRESENTED?

         Because as of December 31, 1999 our Variable Sub-Accounts had been in operation for less than a year, we cannot show you how the Funds performed in the Variable Account in this Profile. We do, however, include information about Variable Sub-Account performance in the Prospectus. When the



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

Variable Sub-Accounts have been in operation for a year or more, we will show you the Funds' performance in this Profile using standard methods prescribed by the SEC.

         Please remember that the performance data represents past performance. Amounts you invest in the Variable Account will fluctuate daily based on underlying Fund investment performance, so the value of your investment may increase or decrease.

9.       DOES THE CONTRACT HAVE A DEATH BENEFIT?

         Your Contract provides a death benefit for your Beneficiary.

         We will pay a death benefit to the Beneficiary of your choice in the event of your untimely death prior to the Income Phase. This provides comfort knowing your Beneficiary will receive the greatest of the following:

              - the current Account Value on the date we receive proof of death;

              - the sum of all purchase payments you have invested in your Contract, reduced proportionately by the amount that any withdrawals you have made (including any associated Market Value Adjustment incurred) reduced Account Value; or

              -  the highest anniversary value on or before you reach age 80.

         We determine the highest anniversary value in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary before the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals
(1) the Account Value on that Contract Anniversary, (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary, and (3) reduced proportionately by any withdrawals (including any associated Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.) The greatest of these anniversary values is your highest anniversary value.

         OPTIONAL ENHANCED DEATH BENEFIT. Subject to availability in your state, at issue, if you are 79 or younger, you may supplement the basic death benefit by purchasing the Enhanced Death Benefit. You must satisfy the conditions set forth in the rider to receive the benefit, and there are charges associated with the benefit. Once you purchase the Enhanced Death Benefit, you may not cancel it.

10.      WHAT OTHER INFORMATION SHOULD I KNOW?

         The Contract has several additional features available to you at no additional charge:

         FREE LOOK RIGHT: You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you, and have us cancel the Contract. You must return the Contract within a certain number of days specified by your state (usually 10) from the date you received the Contract.

         If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Asset-Based Charges and Purchase Payment

Tax Charges we have deducted on or before the date we received the returned Contract. If required by the law of your state, we will refund you the greater of your Account Value plus charges we have deducted or your initial purchase payment, less any withdrawals previously taken. In the states where we are required to return the purchase payment less withdrawals, if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account (that is, the Variable Sub-Account investing in the Money Market Fund of Sage Life Investment Trust) until the Free Look Period ends.

         DOLLAR-COST AVERAGING PROGRAM: Under our optional Dollar-Cost Averaging Program, you may transfer a set dollar amount systematically from the Money Market Sub-Account and/or from specially designated Fixed Sub-Accounts (the "DCA Fixed Sub-Accounts") to any other Variable Sub-Account, subject to certain limitations. By investing the same amount on a regular basis, you don't have to worry about timing the market. Since you invest the same amount each period, you automatically acquire more units when market values fall and fewer units when they rise. The potential benefit is to lower your average cost per unit. This strategy does not guarantee that any Fund will gain in value. It also will not protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, this program can be an effective way to help meet your long-term or retirement goals. Due to the effect of interest that continues to be paid on the amount remaining in the Money Market Sub-Account or the DCA Fixed Sub-Account, the amounts that we transfer will vary slightly from month to month.

         ASSET ALLOCATION PROGRAM: An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives. Bear in mind that the use of an asset allocation model does not guarantee investment results.

         AUTOMATIC PORTFOLIO REBALANCING PROGRAM: Our optional Automatic Portfolio Rebalancing Program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you can instruct us to automatically rebalance your Variable Sub-Account allocations to your original percentages on a quarterly, semi-annual, or annual basis. Money invested in the Fixed Account is not part of this program.

11.      HOW CAN I MAKE INQUIRIES?

         If you need further information about the Contracts, please contact an authorized registered representative or write or call us at our Customer Service Center. The address and telephone number of our Customer Service Center office is P.O. Box 290680, Wethersfield, CT 06129-0680 and (877) 835-7243 (Toll
Free).

                      PROSPECTUS DATED SEPTEMBER 15, 2000

                  FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED
                        AND VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                    THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                     SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:                                           Customer Service Center:
300 Atlantic Street                                         P.O. Box 290680
Stamford, CT 06901                                          Wethersfield, CT 06129-0680
                                                            Telephone: (877) 835-7243 (Toll Free)


         This Prospectus describes flexible payment deferred combination fixed and variable annuity contracts for individuals and groups offered by Sage Life Assurance of America, Inc. We designed the Contracts for use in your long-term financial and retirement planning. The Contracts provide a means for investing on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of any additional purchase payments.

         You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has over 30 Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of 7 different Guarantee Periods.

         Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively, the "Trusts"):

              -   AIM Variable Insurance Funds
              -   The Alger American Fund
              -   Liberty Variable Investment Trust
              -   SteinRoe Variable Investment Trust
              -   MFS(R)Variable Insurance Trust(SM)
              -   The Universal Institutional Funds, Inc.
              -   Oppenheimer Variable Account Funds
              -   Sage Life Investment Trust
              -   T. Rowe Price Equity Series, Inc.

         Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or apply to an income plan from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

         The Statement of Additional Information contains more information about the Contracts and the Variable Account, is dated the same as this Prospectus, and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on page 67 of this Prospectus. We filed it with the Securities and Exchange Commission. You may obtain a copy of the Statement of Additional Information free of charge by contacting our Customer Service Center, or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

         THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

===================================================================================================
                               TABLE OF CONTENTS
===================================================================================================
INDEX OF TERMS..................................................................................1

FEE TABLE.......................................................................................3

1.     WHAT ARE THE CONTRACTS?..................................................................7
       Your Options.............................................................................8
       Transfers................................................................................8

2.     WHAT ARE MY INCOME PAYMENT OPTIONS?......................................................9
       Your Choices.............................................................................9
       Income Payment Amounts...................................................................9

3.     HOW DO I PURCHASE A CONTRACT?...........................................................12
       Initial Purchase Payment................................................................12
       Issuance of a Contract..................................................................12
       Free Look Right to Cancel Your Contract.................................................12
       Making Additional Purchase Payments.....................................................13
       When We May Cancel Your Contract........................................................13

4.     WHAT ARE MY INVESTMENT OPTIONS?.........................................................13
       Purchase Payment Allocations............................................................13
       Variable Sub-Account Investment Options.................................................14
       Fixed Account Investment Options........................................................19
       Transfers...............................................................................21
       Transfer Programs.......................................................................23
       Values Under Your Contract..............................................................25

5.     WHAT ARE THE EXPENSES UNDER A CONTRACT?.................................................26
       Surrender Charge........................................................................28
       Annual Administration Charge............................................................28
       Transfer Charge.........................................................................28
       Asset-Based Charges.....................................................................28
       Purchase Payment Tax Charge.............................................................29
       Optional Benefit Charges................................................................29
       Fund Annual Expenses....................................................................29
       Additional Information..................................................................29

6.     HOW WILL MY CONTRACT BE TAXED?..........................................................30
       Introduction............................................................................30
       Taxation of Non-Qualified Contracts.....................................................30
       Taxation of a Qualified Contract........................................................32
       Transfers, Assignments, or Exchanges of a Contract......................................32
       Possible Tax Law Changes................................................................33

7.     HOW DO I ACCESS MY MONEY?...............................................................33
       Withdrawals.............................................................................33
       Requesting Payments.....................................................................34

8.     HOW IS CONTRACT PERFORMANCE PRESENTED?..................................................35
       Yield...................................................................................35
       Total Return............................................................................35
       Performance/Comparisons.................................................................35

9.     DOES THE CONTRACT HAVE A DEATH BENEFIT?.................................................36
       Owner's Death Before the Income Date....................................................37
       Owner's Death After the Income Date.....................................................38
       Owner's or Annuitant's Death After the Income Date......................................38
       Optional Enhanced Death Benefit Rider...................................................38
       Proof of Death..........................................................................39

10.    WHAT OTHER INFORMATION SHOULD I KNOW?...................................................39
       Separate Accounts.......................................................................39
       Modification............................................................................40
       Distribution of the Contracts...........................................................41
       Experts.................................................................................41
       Legal Proceedings.......................................................................42
       Reports to Contract Owners..............................................................42
       Authority to Make Agreements............................................................42
       Financial Statements....................................................................42

11.    HOW CAN I MAKE INQUIRIES................................................................43

12.    ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC........................43

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
INFORMATION...................................68

APPENDIX A - MARKET VALUE ADJUSTMENT..........................................................A-1

APPENDIX B - DOLLAR COST AVERAGING PROGRAM....................................................B-1

APPENDIX C - CONTRACTS ISSUED BEFORE MAY 1, 2000..............................................C-1

APPENDIX D - GUARANTEED MINIMUM INCOME BENEFIT................................................D-1

APPENDIX E - ENHANCED DEATH BENEFIT...........................................................E-1

         This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

==============================================================================
                                 INDEX OF TERMS
==============================================================================

         We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms with special meanings. We define the terms below.

         ACCOUNT VALUE -- The Account Value is the entire amount we hold under your Contract during the Accumulation Phase. It equals the sum of your Variable Account Value and Fixed Account Value.

         ACCUMULATION PHASE -- The Accumulation Phase is the period during which you accumulate savings under your Contract.

         ACCUMULATION UNIT -- An Accumulation Unit is the unit of measure we use before the Income Date to keep track of the value of each Variable Sub-Account.

         ANNUITANT -- The Annuitant is the natural person whose age determines the maximum Income Date and the amount and duration of income payments involving life contingencies. The Annuitant may also be the person to whom we will make any payment starting on the Income Date.

         ASSET-BASED CHARGES -- The Asset-Based Charges are charges for mortality and expense risks and for administrative costs assessed monthly against the assets of the Variable Account. After the Income Date, we call these charges Variable Sub-Account Charges and deduct them daily from the assets of the Variable Account.

         BENEFICIARY -- The Beneficiary is the person or persons to whom we pay a death benefit if any Owner dies before the Income Date.

         BUSINESS DAY -- A Business Day is any day the New York Stock Exchange ("NYSE") is open for regular trading, exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

         CONTRACTS -- The Contracts are flexible payment deferred combination fixed and variable annuity contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

         CONTRACT ANNIVERSARY -- A Contract Anniversary is each anniversary of the Contract Date.

         CONTRACT DATE -- The Contract Date is the date an individual Contract or a certificate for a group Contract is issued at our Customer Service Center.

         CONTRACT YEAR -- A Contract Year is each consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

         EXPIRATION DATE -- The Expiration Date is the last day in a Guarantee Period.

         FIXED ACCOUNT -- The Fixed Account is The Sage Fixed Interest Account
A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states we refer to the Fixed Account as the Interest Account or Interest Separate Account.

         FUND -- A Fund is an investment portfolio in which a Variable Sub-Account invests.

         GENERAL ACCOUNT -- An account that consists of all our assets other than those held in any separate investment accounts.

         INCOME DATE -- The Income Date is the date you select for your regular income payments to begin.

         INCOME PHASE -- The Income Phase starts on the Income Date and is the period during which you receive regular income payments.

         INCOME UNIT -- An Income Unit is the unit of measure we use to calculate the amount of income payments under a variable income plan option.

         MARKET VALUE ADJUSTMENT -- A Market Value Adjustment is a positive or negative adjustment that ordinarily applies to a surrender, withdrawal, or transfer, and to amounts applied to an income plan from a Fixed Sub-Account before the end of its Guarantee Period.

         NET ASSET VALUE -- Net Asset Value is the price of one share of a Fund.

         OWNER -- The Owner is the person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

         SATISFACTORY NOTICE -- Satisfactory Notice is notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center.

         SURRENDER VALUE -- The Surrender Value is the amount we pay you upon surrender of your Contract before the Income Date. It reflects the calculation of any applicable charge, including the Market Value Adjustment.

         VALUATION PERIOD -- The Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

         VARIABLE ACCOUNT -- The Variable Account is The Sage Variable Annuity Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value.

         "WE", "US", "OUR", "SAGE LIFE" or the "COMPANY" is Sage Life Assurance of America, Inc.

         "YOU" or "YOUR" is the Owner of a Contract.

===============================================================================
                                   FEE TABLE
===============================================================================

         The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Contract.

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments)...........................None
Surrender Charge.................................................................................None

Maximum Transfer Charge(1)
     First 12 transfers in a Contract Year........................................................$ 0
     After 12th transfer in a Contract Year.......................................................$25

Annual Administration Charge

     Contract Years 1-7(2)........................................................................$40
     After Contract Year 7........................................................................$ 0

         In addition, we may deduct the amount of any state and local taxes on purchase payments from your Account Value when we incur such taxes. We reserve the right to defer collection of this charge and deduct it against your Account Value when you surrender your Contract or apply your Account Value to provide income payments. We refer to this as the Purchase Payment Tax Charge.

VARIABLE ACCOUNT ANNUAL EXPENSES(3) (deducted monthly as a percentage of the Variable Account Value)


                                                                          CONTRACT YEARS
                                                                          --------------
                                                                          1-7            8+
                                                                          ---         -----
                    Mortality and Expense Risk Charge                   1.25%         1.10%
                    Asset-Based Administrative Charge                   0.15%         0.15%
                                                                        -----         -----
                    Total Asset-Based Charges                           1.40%         1.25%

OPTIONAL BENEFIT ANNUAL EXPENSES (deducted monthly as a percentage of your Fixed and Variable Account Values)

         Guaranteed Minimum Income Benefit Charge.....................................................................0.20%
         Enhanced Death Benefit Charge................................................................................0.20%
         Total Optional Annual Benefit Charges........................................................................0.40%

FUND CHARGES

         The fees and expenses for each of the Funds (as a percentage of net assets) for the year ended December 31, 1999 are shown in the following table. For more information on these fees and expenses, see the prospectuses for the Trusts. Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue.

FUND ANNUAL EXPENSES (as a percentage of average daily net assets of a Fund)



                                                                                                                TOTAL EXPENSES
                                                                                                                 (BEFORE FEE
                                                                                                                 WAIVERS AND
                                                                                                               REIMBURSEMENTS,
                            FUND                               MANAGEMENT                                        AS APPLICABLE
                                                                  FEES                        TOTAL EXPENSES    AND, INCLUDING
                                                               (AFTER FEE    OTHER EXPENSES     (AFTER FEE      MAXIMUM 12b-1
                                                                 WAIVER,         (AFTER         WAIVERS AND        FEE [NOT
                                                                    AS       REIMBURSEMENT,   REIMBURSEMENTS,     CURRENTLY
                                                              APPLICABLE)     AS APPLICABLE)   AS APPLICABLE)      CHARGED])
                            ----                              ------------   ---------------  ---------------  ----------------
AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Government Securities Fund.................            0.50%          0.40%            0.90%              N/A
   AIM V.I. Growth and Income Fund.....................            0.61           0.16             0.77               N/A
   AIM V.I. International Equity Fund..................            0.75           0.22             0.97               N/A
   AIM V.I. Value Fund.................................            0.61           0.15             0.76               N/A
THE ALGER AMERICAN FUND:
   Alger American MidCap Growth Portfolio..............            0.80           0.05             0.85               N/A
   Alger American Income and Growth Portfolio..........            0.625          0.075            0.70               N/A
   Alger American Small Capitalization Portfolio.......            0.85           0.05             0.90               N/A
LIBERTY VARIABLE INVESTMENT TRUST:
   Colonial High Yield Securities Fund, Variable Series            0.60(4)        0.20(4)          0.80(4)           1.88%
   Colonial Small Cap Value Fund, Variable Series......            0.80(4)        0.20(4)          1.00(4)           4.46
   Colonial Strategic Income Fund, Variable Series.....            0.65           0.10             0.75               N/A
   Colonial U.S. Growth and Income Fund, Variable Series           0.80           0.08             0.88              0.88
   Liberty All-Star Equity Fund, Variable Series.......            0.80           0.15             0.95(4)           0.95
   Newport Tiger Fund, Variable Series.................            0.90           0.31             1.21              1.21
   Stein Roe Global Utilities Fund, Variable Series....            0.65           0.12             0.77              0.77
STEINROE VARIABLE INVESTMENT TRUST:                                                                                   N/A
   Stein Roe Growth Stock Fund, Variable Series........            0.50           0.17             0.67               N/A
   Stein Roe Balanced Fund, Variable Series............            0.45           0.17             0.62               N/A
MFS(R) VARIABLE INSURANCE TRUST(SM):                                                                                  N/A
   MFS Growth with Income Series.......................            0.75           0.13(5)          0.88(5)            N/A
   MFS High Income Series..............................            0.75(5)        0.16(5)          0.91(5)           0.97
   MFS Research Series.................................            0.75           0.11(5)          0.86(5)            N/A
   MFS Total Return Series.............................            0.75           0.15(5)          0.90(5)            N/A
   MFS Capital Opportunities Series....................            0.75(5)        0.16(5)          0.91(5)           1.02
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   The Global Equity Portfolio.........................            0.47(6)        0.68(6)          1.15(6)            N/A
   The Mid Cap Value Portfolio.........................            0.43(6)        0.62(6)          1.05(6)            N/A
   The Value Portfolio.................................            0.18(6)        0.67(6)          0.85(6)            N/A
OPPENHEIMER VARIABLE FUNDS:
   Oppenheimer Bond Fund/VA............................            0.72           0.01             0.73               N/A
   Oppenheimer Capital Appreciation Fund/VA............            0.68           0.02             0.70               N/A
   Oppenheimer Small Cap Growth Fund/VA................            0.65           0.59             1.34               N/A
SAGE LIFE INVESTMENT TRUST:
   EAFE(R) Equity Index Fund*..........................            0.73(7)        0.17(7)          0.90(7)           1.32
   S&P 500 Equity Index Fund**.........................            0.38(7)        0.17(7)          0.55(7)           0.97
   Money Market Fund...................................            0.48(7)        0.17(7)          0.65(7)           1.07
   Nasdaq-100 Index(R) Fund***.........................            0.80(8)        0.05(8)          0.85(8)           1.15
   All-Cap Growth Fund.................................            0.99(8)        0.11(8)          1.10(8)           1.46
T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity Income Portfolio...............            0.85(9)        0.00             0.85               N/A
   T. Rowe Price Mid-Cap Growth Portfolio..............            0.85(9)        0.00             0.85               N/A
   T. Rowe Price Personal Strategy Balanced Portfolio..            0.90(9)        0.00             0.90               N/A

-------------
(1)      Currently, we do not assess a transfer charge.

(2) In some states, the charge is $30. We waive the Annual Administration Charge if the Account Value is at least $50,000 on the date of deduction.

(3) On and after the Income Date we call the Asset-Based Charges Variable Sub-Account Charges and deduct them on a daily basis. See "What Are The Expenses Under A Contract?"

(4) Without fee waivers and expense reimbursements, the management fees, the other expenses, and total expenses for each of the following Liberty Variable Investment Trust Funds during 1999 would have been:
         Colonial High Yield Securities Fund, Variable Series 0.60%, 1.28%, 1.88%; and Colonial Small Cap Value Fund, Variable Series 0.80%, 3.66% and 4.46%.

(5) Without fee waivers and expense reimbursements, the management fees, the other expenses, and total expenses for each of the following MFS Variable Insurance Trust Funds during 1999 would have been: MFS Capital Opportunity Series 0.75%, 0.27% and 1.02%; and MFS High Income Series 0.75%, 0.22%, and 0.97%. In addition, each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing Fund expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal: MFS Growth with Income Series -- 0.87%; MFS High Income Series -- 0.90%; MFS Research Series -- 0.85%; MFS Total Return Series -- 0.89%; and MFS Capital Opportunities Series -- 0.90%.

(6) Without fee waivers and expense reimbursements, the management fees, the other expenses, and total expenses for each of the following The Universal Institutional Funds, Inc. Funds during 1999 would have been:
         Global Equity Portfolio 0.80%, 0.68%, and 1.48%; Mid Cap Value Portfolio 0.75%, 0.62%, and 1.37%; and Value Portfolio 0.55%, 0.67%,
         and 1.22%.

(7) Without fee waivers and expense reimbursements, total expenses for each of the Sage Life Investment Trust funds during 1999 would have been: EAFE(R) Equity Index Fund 1.07%; S&P 500 Equity Index Fund 0.72%; and Money Market Fund 0.82%. In addition, a Rule 12b-1 Plan (the "Plan") has been adopted by each Fund, pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 1999, and no payments will be made under the plan prior to May 1, 2001.

(8) The expenses of Sage Life Investment Trust's Nasdaq-100 Index(R) Fund and All-Cap Growth Fund are based on the estimated expenses that those Funds expect to incur in their initial fiscal year. Without fee waivers and expense reimbursements, total expenses for the Nasdaq-100 Index(R) Fund during 2000 would be estimated to be 0.90% and total expenses for the All-Cap Growth Fund during 2000 would be estimated to be 1.21%. In addition, a Rule 12b-1 Plan has been adopted by each Fund, pursuant to which up to 0.25% may be deducted from Fund assets. No payments will be made under the Plan prior to May 1, 2001.

(9) For each of the portfolios in the T. Rowe Price Equity Series, management fees include operating expenses.


* The EAFE(R) Index is the exclusive property of Morgan Stanley Capital International ("MSCI"). This Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI.

** S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES WITH RESPECT TO THE PRODUCT.

EXAMPLES

         The purpose of the following examples is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. We calculate the examples based on the fees and charges shown in the tables above, and we assume that the fee waivers and reimbursements shown above will continue. For a more complete description of these expenses, see "What Are The Expenses Under A Contract?" and see the prospectuses for the Trusts. The examples assume that the initial purchase payment is $50,000, and that you have invested all your money in the Variable Account.

         You should not consider the examples a representation of past or future expenses. Actual expenses may be greater or less than those shown. In addition, we do not reflect Purchase Payment Tax Charges. These charges may apply depending on the state where the Contract is sold. You might also incur transfer fees if you make more than twelve transfers in a Contract Year, however, we currently do not deduct the transfer charge. See "Transfer Charge."

         The assumed 5% annual rate of return is hypothetical. You should not consider it to be a representation of past or future annual returns; both may be greater or less than this assumed rate.

         You would pay the following expenses on a $1,000 initial purchase payment, assuming a 5% annual return on assets and the charges listed in the Fee Table above.

         The first series of examples do not reflect the charges for the optional Guaranteed Minimum Income Benefit ("GMIB") and the optional Enhanced Death Benefit ("EDB"). If these charges were reflected, your expenses would be higher. The second series of examples reflect the GMIB and EDB charges.






                                                                                       WITHOUT GMIB AND EDB CHARGES
                                                                                      IF YOU REMAIN IN YOUR CONTRACT
                                   FUND                                                   OR YOU ANNUITIZE AT THE
                                   ----                                                   END OF EACH TIME PERIOD
                                                                            ----------------------------------------------------
                                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                              ------      -------      -------      --------
AIM VARIABLE INSURANCE FUNDS:
     AIM V.I. Government Securities Fund...............................         $24          $74         $130          $290
     AIM V.I. Growth and Income Fund...................................          22           70          123           273
     AIM V.I. International Equity Fund................................          24           77          134           299
     AIM V.I. Value Fund...............................................          22           70          122           272
THE ALGER AMERICAN FUND:
     Alger American MidCap Growth Portfolio............................          23           73          127           283
     Alger American Income and Growth Portfolio........................          22           68          119           264
     Alger American Small Capitalization Portfolio.....................          24           74          130           290





                                                                                       WITHOUT GMIB AND EDB CHARGES
                                                                                      IF YOU REMAIN IN YOUR CONTRACT
                                   FUND                                                   OR YOU ANNUITIZE AT THE
                                   ----                                                   END OF EACH TIME PERIOD
                                                                            ----------------------------------------------------
                                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                              ------      -------      -------      --------
LIBERTY VARIABLE INVESTMENT TRUST:
     Colonial High Yield Securities Fund, Variable Series..............         $23          $71         $125          $277
     Colonial Small Cap Value Fund, Variable Series....................          25           78          136           303
     Colonial Strategic Income Fund, Variable Series...................          22           69          122           270
     Colonial U.S. Growth and Income Fund, Variable Series.............          23           74          129           287
     Liberty All-Star Equity Fund, Variable Series.....................          24           76          133           296
     Newport Tiger Fund, Variable Series...............................          27           84          148           330
     Stein Roe Global Utilities Fund, Variable Series..................          22           70          123           273
STEINROE VARIABLE INVESTMENT TRUST:
     Stein Roe Growth Stock Fund, Variable Series......................          21           67          117           260
     Stein Roe Balanced Fund, Variable Series..........................          21           65          114           254
MFS(R) VARIABLE INSURANCE TRUST(SM):
     MFS Growth With Income Series.....................................          23           74          129           287
     MFS High Income Series............................................          24           75          131           291
     MFS Research Series...............................................          23           73          128           285
     MFS Total Return Series...........................................          24           74          130           290
     MFS Capital Opportunities Series..................................          24           75          131           291
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     The Global Equity Portfolio.......................................          26           82          144           322
     The Mid Cap Value Portfolio.......................................          25           79          139           309
     The Value Portfolio...............................................          23           73          127           283
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
     Oppenheimer Bond Fund/VA..........................................          22           69          121           268
     Oppenheimer Capital Appreciation Fund/VA..........................          22           68          119           264
     Oppenheimer Small Cap Growth Fund/VA..............................          28           89          155           346
SAGE LIFE INVESTMENT TRUST:
     EAFE(R)Equity Index Fund..........................................          24           77          139           317
     S&P 500 Equity Index Fund.........................................          20           66          119           272
     Money Market Fund.................................................          21           69          125           284
     Nasdaq-100 Index(R) Fund..........................................          23           76          136           310
     All-Cap Growth Fund...............................................          26           84          150           342
T. ROWE PRICE EQUITY SERIES, INC.:
     T. Rowe Price Equity Income Portfolio.............................          23           73          127           283
     T. Rowe Price Mid-Cap Growth Portfolio............................          23           73          127           283
     T. Rowe Price Personal Strategy Balanced Portfolio................          24           74          130           290

                                                                                       WITHOUT GMIB AND EDB CHARGES
                                                                                      IF YOU REMAIN IN YOUR CONTRACT
                                   FUND                                                   OR YOU ANNUITIZE AT THE
                                   ----                                                   END OF EACH TIME PERIOD
                                                                            --------------------------------------------------
                                                                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                                              ------      -------      -------      --------
AIM VARIABLE INSURANCE FUNDS:
     AIM V.I. Government Securities Fund.................................       $28          $87         $153         $341
     AIM V.I. Growth and Income Fund.....................................        26           83          146          324
     AIM V.I. International Equity Fund..................................        28           90          157          350
     AIM V.I. Value Fund.................................................        26           83          145          323
THE ALGER AMERICAN FUND:
     Alger American MidCap Growth Portfolio..............................        27           86          150          335
     Alger American Income and Growth Portfolio..........................        26           81          142          315
     Alger American Small Capitalization Portfolio.......................        28           87          153          341
LIBERTY VARIABLE INVESTMENT TRUST:
     Colonial High Yield Securities Fund, Variable Series................        27           84          147          328
     Colonial Small Cap Value Fund, Variable Series......................        29           90          159          354
     Colonial Strategic Income Fund, Variable Series.....................        26           82          144          322
     Colonial U.S. Growth and Income Fund, Variable Series...............        27           87          152          339
     Liberty All-Star Equity Fund, Variable Series.......................        28           89          156          348
     Newport Tiger Fund, Variable Series.................................        31           97          170          381
     Stein Roe Global Utilities Fund, Variable Series....................        26           83          146          324
STEINROE VARIABLE INVESTMENT TRUST:
     Stein Roe Growth Stock Fund, Variable Series........................        25           80          140          312
     Stein Roe Balanced Fund, Variable Series............................        25           78          137          305
MFS(R) VARIABLE INSURANCE TRUST:(SM)
     MFS Growth With Income Series.......................................        27           87          152          339
     MFS High Income Series..............................................        28           88          153          343
     MFS Research Series.................................................        27           86          151          336
     MFS Total Return Series.............................................        28           87          153          341
     MFS Capital Opportunities Series....................................        28           88          153          343
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
     The Global Equity Portfolio.........................................        30           95          167          373
     The Mid Cap Value Portfolio.........................................        29           92          161          361
     The Value Portfolio.................................................        27           86          150          335
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
     Oppenheimer Bond Fund/VA............................................        26           82          143          319
     Oppenheimer Capital Appreciation Fund/VA............................        26           81          142          315
     Oppenheimer Small Cap Growth Fund/VA................................        32          101          178          398
SAGE LIFE INVESTMENT TRUST:
     EAFE(R) Equity Index Fund...........................................        28           90          162          368
     S&P 500 Equity Index Fund...........................................        24           79          142          323
     Money Market Fund...................................................        25           82          148          336
     Nasdaq-100 Index(R) Fund............................................        27           88          159          362
     All-Cap Growth Fund.................................................        30           97          173          394
T. ROWE PRICE EQUITY SERIES, INC.:
     T. Rowe Price Equity Income Portfolio...............................        27           86          150          335
     T. Rowe Price Mid-Cap Growth Portfolio..............................        27           86          150          335
     T. Rowe Price Personal Strategy Balanced Portfolio..................        28           87          153          341

         No information about Accumulation Unit Values is provided because, as of December 31, 1999, we have not begun to market the Contracts.

==============================================================================
1.  WHAT ARE THE CONTRACTS?
==============================================================================

         The Contracts are flexible payment deferred combination fixed and variable annuity Contracts. They are designed for use in your long-term financial and retirement planning; and provide a means for investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account.

         Under the terms of the Contract, we promise to pay you (or the Annuitant, if the Owner is other than an individual) regular income payments after the Income Date. Until the Income Date, you may make additional purchase payments under the Contract, and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. When you use the Contract in connection with tax-qualified retirement plans, federal income taxes may be deferred on your purchase payments, as well as on increases in the value of your Contract. However, if you would like to purchase a Contract in connection with a tax-qualified retirement plan, please carefully consider the costs and benefits of the Contract (including income payments) before your purchase since the tax-qualified retirement plan itself provides for tax-sheltered growth. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or in all markets. Your Contract may differ from the descriptions below because of the requirements of the state where we issued your Contract. Generally Contracts purchased after May 1, 2000 will have the provisions described in this Prospectus. However, in certain states, the provisions described in Appendix C will apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

YOUR OPTIONS

         When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub-Accounts the "Variable Account Value."

         You can also allocate purchase payments to our Fixed Account. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, 5, 7, and 10 years. If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied, on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount applied to an income plan from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or applied to an income plan. See "Market Value Adjustment."

         We also offer you two optional benefits for an additional charge -- the GMIB and EDB. These riders can provide additional benefits that we discuss in "What Are My Income Payment Options" and "Does the Contract Have A Death Benefit."

TRANSFERS

         Subject to certain conditions, you can transfer Account Value three ways:

         -        From one Variable Sub-Account to another;

         -        From a Fixed Sub-Account to a Variable Sub-Account; or

         -        From a Variable Sub-Account to a Fixed Sub-Account.

         We may offer other variable annuity contracts that also invest in the same Funds offered under the Contracts. These contracts may have different charges and they may offer different benefits.

===============================================================================
2.  WHAT ARE MY INCOME PAYMENT OPTIONS?
===============================================================================

YOUR CHOICES

         You have several choices to make concerning your Income Payments. First, you choose the Income Date when you want regular income payments to begin. The Income Date you choose must be on or before the first calendar month following the Annuitant's 95th birthday. We reserve the right to require that your Income Date be at least two years after the Contract Date. Then, you select an income plan from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. You must give Satisfactory Notice of your choices at least 30 days before the Income Date, and you must have at least $5,000 of Account Value to apply to a variable or fixed income plan.

         On the Income Date, we will use the Account Value under the Contract (adjusted for any Market Value Adjustment, if applicable) to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments. If you have not chosen an income plan by the Income Date, a "life annuity with 10 years certain" (described below) will be used.

         The available income plans are:

         - INCOME PLAN 1 -- Life Annuity - You will receive payments for your life.

         - INCOME PLAN 2 -- Life Annuity with 10 or 20 Years Certain - You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

         - INCOME PLAN 3 -- Joint and Last Survivor Life Annuity - We will make payments as long as either you or a second person you select (such as your spouse) is alive.

         - INCOME PLAN 4 -- Payments for a Specified Period Certain - You will receive payments for the number of years you select. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

         - INCOME PLAN 5 -- Annuity Plan - You can use your Account Value to purchase any other income plan we offer at the time you want to begin receiving regular income payments for which you and the Annuitant are eligible.

INCOME PAYMENT AMOUNTS

         We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the income plan you have selected and on the "annuity purchase rates." These rates vary based on the Annuitant's age and sex, and if applicable, upon the age and sex of a second person you designate. The annuity purchase rate we apply will never be lower than the rate shown in your Contract.

         If you told us you want fixed income payments, we guarantee the amount of each income payment, and it remains level throughout the period you selected.

         If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

         VARIABLE INCOME PAYMENTS. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 2.5% or 6%; if you do not select a rate, we will apply the 2.5% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming positive investment performance). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming positive investment performance).

         For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

         If you told us that you want a life annuity, it is possible that you could only receive one payment.

         Your income payments will be made monthly, unless you choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice at least 30 days before the Income Date. Payments start on the Income Date. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual. Also, if on the Income Date, the Account Value is less than $5,000, we may pay the Surrender Value on that date in one sum.

         OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER. The GMIB is an optional rider that ensures, if you satisfy the rider's conditions, the availability of guaranteed minimum lifetime income payments on the Income Date. Regardless of investment experience, this rider guarantees that you will never receive income payments that are less than the GMIB. For a particular Income Plan and frequency of payment, we determine the GMIB by multiplying (a) by (b) where:



         a)  is the Highest Anniversary Value determined on the Income Date;
             and



         b) is the applicable Monthly Income Payment rate per $1,000 shown in the Income Tables in your Contract Schedule.

         We then compare the GMIB to what we would pay you if you had not elected the GMIB rider. We determine this amount by applying your current Account Value to our then current monthly income rate per $1,000 (the current monthly income rates may be more favorable than the guaranteed rates shown in the Contract to calculate the GMIB). We will pay you the amount that results in higher income payments.

         The Highest Anniversary Value is the greatest anniversary value attained in the following manner. We will calculate an anniversary value for each Contract Anniversary before your Income Date, excluding, however, Contract Anniversaries that come after you attain age 80 or before the effective date of the GMIB rider. An anniversary value for a Contract Anniversary equals:


         - the Account Value on that Contract Anniversary;



         - increased by the dollar amount of any purchase payments made since that Contract Anniversary; and



         - reduced by the proportion that any withdrawal taken since that anniversary (including applicable surrender charges and Market Value Adjustment) reduced Account Value.

         We show an example of how the GMIB works in Appendix D.

         CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider and assess charges based on the spouse's attained age and our then current charges. The rider's effective date for purposes of reviewing Contract Anniversaries to determine the Highest Anniversary Value will be the Business Day the new Owner elects to continue the rider. All of the other terms and conditions of the rider will continue as before.

         WHEN MAY YOU ELECT THE GMIB? You may take income payments using the GMIB on any Contract Anniversary, or the thirty-day period that follows, after
(a) the Contract has been in effect for seven years, and (b) the Annuitant has attained age 60.

         INCOME PLANS AVAILABLE WITH THE GMIB. You may elect to use the GMIB with the following Income Plans in your Contract:

         - Income Plan 1.  Fixed Life Annuity;
         - Income Plan 2.  Fixed Life Annuity with 10 or 20 Years Certain; and
         - Income Plan 3.  Fixed Joint and Last Survivor Annuity.


         You may also elect any other Income Plan we offer on the Income Date for which you and the Annuitant are then eligible and we then make available for use with the GMIB.

     OTHER GMIB TERMS AND CONDITIONS.



         - The GMIB must be purchased at time of application;



         - The Annuitant must be age 80 or younger at the time your Contract is issued;



         - The purchase of the GMIB as an optional benefit is irrevocable and charges for the GMIB will remain in force for as long as your Contract remains in force, or until your Income Date if sooner.

         IMPORTANT CONSIDERATIONS REGARDING THE GMIB. While a GMIB does provide a guaranteed income, a GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS. You should understand the GMIB completely and analyze it thoroughly before you purchase the GMIB.

         - A GMIB does not in any way guarantee the performance of any Fund, or any other investment option under your Contract.



         - Once purchased, the GMIB is irrevocable. This means that before the Income Date if current monthly income payment rates per $1,000 and the investment performance of the Funds are such as would result in higher income payments than would be the case under the GMIB using guaranteed monthly income payment rates, the GMIB charges will still be assessed.



         - The GMIB in no way restricts or limits your rights to take income payments at other times permitted under your Contract -- therefore, you should consider the GMIB as an income payment "floor."



         - Please take advantage of the guidance of a qualified financial adviser in evaluating the GMIB options, as well as all other aspects of your Contract.



         -  The GMIB may not be approved in all states.

==============================================================================
3.  HOW DO I PURCHASE A CONTRACT?
==============================================================================

INITIAL PURCHASE PAYMENT

         You may purchase a Contract for use in connection with tax-qualified retirement plans ("Qualified Contracts") or on a non-tax qualified basis ("Non-Qualified Contracts"). To purchase a Contract, you and the Annuitant you select may not be more than 85 years old on the Contract Date. We require a minimum initial purchase payment of $25,000.

ISSUANCE OF A CONTRACT

         Once we receive your initial purchase payment and your application at our Customer Service Center, we will usually issue your Contract within two Business Days. However, if you did not give us all the information we need, we will try to contact you to get the needed information. If we cannot complete the application within five Business Days, we will either send your money back or obtain your permission to keep your money until we receive the necessary information. Your Contract Date will be the date we issue your Contract at our Customer Service Center.

FREE LOOK RIGHT TO CANCEL YOUR CONTRACT

         During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states may require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Asset-Based Charges and Purchase Payment Tax Charges we have deducted on or before the date we receive your returned Contract at our Customer Service Center. If required by the law of your state, we will refund you the greater of your Account Value plus the Asset-Based Charges and Purchase Payment Tax Charges we have deducted or your initial purchase payment less any withdrawals previously taken. In those latter states where this requirement exists, we will temporarily invest amounts you allocated to the Variable Account to the Money Market Sub-Account until we deem the Free Look Period to end. See "What Are My Investment Options."

MAKING ADDITIONAL PURCHASE PAYMENTS

         You may make additional purchase payments of $1,000 or more (a lesser minimum amount may apply to Qualified Contracts; contact our Customer Service Center) at any time before the Income Date, subject to the following conditions. We will accept additional purchase payments as shown in the chart below:


                   ======================================================================================
                                                     RESTRICTIONS ON ACCEPTANCE OF ADDITIONAL
                           CONTRACT TYPE                       PURCHASE PAYMENTS
                   --------------------------------------------------------------------------------------
                   Non-Qualified                 Accepted until the earlier of the year in which you
                   Contract                      attain age 85 or the year in which the Annuitant
                                                 attains age 85.
                   --------------------------------------------------------------------------------------
                   Qualified                     Contract Accepted until the year in which you attain
                                                 70 1/2, except contributions to a Roth IRA or rollover
                                                 contributions may be made until the year in which you
                                                 attain age 85.
                   ======================================================================================


         You must obtain our prior approval before you make a purchase payment that causes the Account Value of all annuities that you maintain with us to exceed $1,000,000.

         We will credit any purchase payment received after the Contract Date to your Contract as of the Business Day on which we receive it at our Customer Service Center. We will deem purchase payments received on other than a Business Day as received on the next following Business Day.

WHEN WE MAY CANCEL YOUR CONTRACT

         If you have not made a purchase payment for more than two years and your Account Value is less than $2,000 on a Contract Anniversary, we may cancel your Contract and pay you the Surrender Value as though you had surrendered. We will give you written notice at your address of record. However, we will allow you 61 days from the date of that notice to submit an additional purchase payment in an amount sufficient to maintain your Account Value at $2,000 or more. If we have not received the required additional purchase payment by the end of this period, we may cancel your Contract.

=============================================================================
4.  WHAT ARE MY INVESTMENT OPTIONS?
=============================================================================

PURCHASE PAYMENT ALLOCATIONS

         When you apply for a Contract, you specify the percentage of your initial and additional purchase payments to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

         We may, however, require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if the law of your state requires us to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free

Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts at the end of the Free Look Period does not count as a transfer for any other purposes under the Contract.

VARIABLE SUB-ACCOUNT INVESTMENT OPTIONS

         The Variable Account has over 30 Sub-Accounts, each investing in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. The Funds, as well as brief descriptions of their investment objectives, are provided below. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market.

                          AIM VARIABLE INSURANCE FUNDS

         AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

         AIM V.I. GROWTH AND INCOME FUND. This Fund's primary objective is growth of capital with a secondary objective of current income.

         AIM V.I. INTERNATIONAL EQUITY FUND. This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

         AIM V.I. VALUE FUND. This Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

         A I M Advisers, Inc. advises the AIM Variable Insurance Funds.

                             THE ALGER AMERICAN FUND

         ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

         ALGER AMERICAN INCOME AND GROWTH PORTFOLIO. This Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

         ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

         Fred Alger Management, Inc. advises The Alger American Fund.

                        LIBERTY VARIABLE INVESTMENT TRUST

         COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES. This Fund seeks current income and total return by investing primarily in lower rated corporate debt securities (commonly referred to as "junk bonds").

         COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES. This Fund seeks long-term growth by investing primarily in smaller capitalization equity securities.

         COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES. This Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

         COLONIAL U.S. GROWTH AND INCOME FUND, VARIABLE SERIES. This Fund seeks long-term growth and income by investing primarily in large capitalization equity securities. Up to 10% of its assets may be invested in debt securities.

         LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES. This Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

         NEWPORT TIGER FUND, VARIABLE SERIES. This Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, The People's Republic of China and the Philippines).

         STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES. This Fund seeks current income and long-term growth of capital by investing primarily in U.S. and foreign securities of utility companies.

         Liberty Advisory Services Corp. provides investment management and advisory services to the Liberty Variable Investment Trust. Colonial Management Associates, Inc. sub-advises the High Yield Securities Fund, the U.S. Growth and Income Fund, the Small Cap Value Fund, and the Strategic Income Fund. Stein Roe & Farnham Incorporated sub-advises the Global Utility Fund. Newport Fund Management, Inc. sub-advises the Tiger Fund. Liberty Asset Management Company sub-advises the All-Star Fund.

                       STEINROE VARIABLE INVESTMENT TRUST

         STEIN ROE GROWTH STOCK FUND. This Fund seeks long-term growth of capital through investment primarily in common stocks.

         STEIN ROE BALANCED FUND. This Fund seeks high total investment return through a changing mix of equities, debt securities, and cash.

         Stein Roe & Farnham Incorporated advises the SteinRoe Variable Investment Trust.

                        MFS(R) VARIABLE INSURANCE TRUST(SM)

         MFS GROWTH WITH INCOME SERIES. This Fund seeks long-term growth of capital and income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Fund may invest in companies of any size, the Fund generally focuses on companies with larger market capitalizations that the Fund's adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

         MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

         MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

         MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

         MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

         MFS Investment Management(R) advises the MFS(R) Variable Insurance
Trust.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

         THE GLOBAL EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Fund's investment adviser believes are undervalued.

         THE MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations in the range of companies included in the S&P MidCap 400 Index (currently $500 million to $6 billion).

         THE VALUE PORTFOLIO. This Fund seeks above-average return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities of companies with equity capitalization greater than $2.5 billion that are deemed by the Fund's investment adviser to be relatively undervalued based on the market as a whole, as measured by the S&P 500 Index.

         Morgan Stanley Dean Witter Investment Management, Inc. advises The Global Equity Portfolio. Miller Anderson & Sherrerd, LLP advises The Mid Cap Value Portfolio and The Value Portfolio.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

         OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

         OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

         OPPENHEIMER SMALL CAP GROWTH FUND/VA. This Fund seeks capital appreciation. Current income is not an objective. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $1 billion.

         Oppenheimer Funds, Inc. manages Oppenheimer Variable Account Funds.

                           SAGE LIFE INVESTMENT TRUST

         EAFE(R) EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index before the deduction of Fund expenses.

         S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses.

         MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed.

         NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market.

         ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks.

         Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. State Street Global Advisors subadvises the EAFE(R) Equity Index Fund, S&P 500 Equity Index Fund, and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

                        T. ROWE PRICE EQUITY SERIES, INC.

         T. ROWE PRICE EQUITY INCOME PORTFOLIO. This Fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

         T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. This Fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings.

         T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO. The Fund seeks to provide the highest total return over time, with an emphasis on both capital growth and income. The Personal Strategy Balanced Portfolio invests in a diversified portfolio of stocks, bonds, and money market securities.

         T. Rowe Price Associates, Inc. provides investment management to the
T. Rowe Price Equity Series, Inc.

         The names, investment objectives, and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

         Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

         We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee for administrative services we provide. The fee is ordinarily based upon an annual percentage of up to 0.25% of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors.

         More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations is found in the current prospectus for each Trust. You should read the Trusts' prospectuses carefully before you decide to allocate amounts to the Variable Sub-Accounts.

FIXED ACCOUNT INVESTMENT OPTIONS

         Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. We may establish DCA Fixed Sub-Accounts for our Dollar-Cost Averaging Program.

         HOW WE DETERMINE THE GUARANTEED INTEREST RATE. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. THE COMPANY'S MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES IT DECLARES. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE INTEREST RATES. HOWEVER, OUR GUARANTEED INTEREST RATES WILL BE AT LEAST 3% PER YEAR. GUARANTEED INTEREST RATES DO NOT DEPEND UPON AND DO NOT REFLECT THE PERFORMANCE OF THE FIXED ACCOUNT.

         GUARANTEE PERIODS. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available Guarantee Periods are 1, 2, 3, 4, 5, 7, and 10 years. We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states. Any Guarantee Period you select cannot be longer than the number of full years remaining until your Income Date.

         We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

         We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

         - Take no action and we will transfer the value of the expiring Fixed Sub-Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years or extending beyond the Income Date, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

         - Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

         - Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

        Any amounts surrendered, withdrawn, transferred or applied to an income plan other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

         - Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar Cost Averaging Program, and

         - Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

         We currently waive any Market Value Adjustment on withdrawals you take to satisfy IRS minimum distribution requirements.

         MARKET VALUE ADJUSTMENT. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (l) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub-Account for a period equal to the Guarantee Period.

         Ordinarily:

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

         - If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

We will apply a Market Value Adjustment as follows:

         - For a surrender, withdrawal, transfer, or amount applied to an income plan, we will calculate the Market Value Adjustment on the total amount that must be surrendered, withdrawn, transferred or applied to an income plan to provide the amount requested.

         - If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or applied to an income plan.

         - If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if you withdraw, transfer or apply to an income plan, the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or applied to an income plan.

            A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the free-look period.

         We will compute the Market Value Adjustment by multiplying the factor below by the total amount that must be surrendered, withdrawn, transferred, or applied to an income plan from the Fixed Sub-Account to provide the amount you requested.

                         [(1+I)/(1+J+.0025)](N/365) - 1

Where

        I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

        J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

        N is the remaining number of days in the Guarantee Period at the time of calculation.

        We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight-line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

        In Maryland, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to an income plan, by the greater of the factor above and the following factor: [(1.03)/(l+K)] ((G-N)/365) - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the Guarantee Period. In Washington, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available. Contact our Customer Service Center for available Guarantee Periods.

        Examples of how the Market Value Adjustment works are shown in Appendix
A.

TRANSFERS

         Before the Income Date and while the Annuitant is living, you may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to transfer Account Value is restricted until the Free Look Period ends. See

"What Are My Investment Options?" The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If a transfer would reduce the Account Value remaining in a Sub-Account below $100, we will treat your transfer request as a request to transfer the entire amount.

         You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

         A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

        In addition, we reserve the right to restrict transfers:

        - if any of the Variable Sub-Accounts that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Sub-Account invests; or

        - if the transfer results in more than one trade involving the same Sub-Account within a 30-day period; or

        - if the transfer would adversely affect Accumulation Unit Values (which may occur if the transfer would affect one percent or more of the relevant Fund's total assets).

        We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer.

        After the Income Date, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year after the Income Date.

        TELEPHONE TRANSACTIONS. You may request transfers or withdrawals by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers or withdrawals by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

        We also have a form to allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

        INTERNET TRANSACTIONS. We permit transfers via the Internet. We will send Owners information about our website and transactions that may be made through it.

        THIRD PARTY TRANSFERS. As a general rule and as a convenience to you, we allow a third party the right to make transfers on your behalf. However, when the same third party possesses the right to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The managements of the Funds share this position.

        Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by Owners or third parties holding the right to make transfers on behalf of multiple parties, we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. However, our procedures will not prevent you from making your own transfer requests.

TRANSFER PROGRAMS

         DOLLAR-COST AVERAGING PROGRAM. Our optional dollar-cost averaging program permits you to systematically transfer (monthly, or as frequently as we allow), a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

         The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix B.

         You may elect to participate in the dollar-cost averaging program at any time before the Income Date by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, restrictions may apply.

        Once elected, dollar-cost averaging remains in effect until:

        -   the Income Date;

        -   you surrender the Contract;

        - the value of the Sub-Account from which transfers are being made is depleted; or

        -   you cancel the program by written request.

        If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to discontinue offering this program at any time and for any reason, and we reserve the right to restrict transfers into the Money Market Subaccount. Dollar-cost averaging is not available while you are participating in the systematic partial withdrawal program.

         We may also permit you to periodically transfer earnings (sweep) from the Fixed Sub-Accounts to the Variable Sub-Accounts.

        ASSET ALLOCATION PROGRAM. An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

        If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may elect to change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

        Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages.

        From time to time the models are reviewed. It may be found that allocation percentages within a particular model need to be changed. You will be sent notice at least 30 days before any such change is made, and you will be given an opportunity NOT to make the change.

        If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to cancel the asset allocation program at any time and for any reason.

        AUTOMATIC PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before the Income Date, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual or annual basis) Variable Account Value to return to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing.

VALUES UNDER YOUR CONTRACT

        ACCOUNT VALUE. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value and your Fixed Account Value. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

        -   the performance of the Variable Sub-Accounts you have selected;

        -   interest credited on amounts you allocated to the Fixed Account;

        -   any additional purchase payments; and

        -   charges, transfers, withdrawals, and surrenders.

        Your Account Value may be more or less than purchase payments you made.

        SURRENDER VALUE. The Surrender Value on a Business Day before the Income Date is the Account Value, plus or minus any applicable Market Value Adjustment, less any applicable annual administration charge and any applicable Purchase Payment Tax Charge.

        VARIABLE ACCOUNT VALUE. On any Business Day, the Variable Account Value equals the sum of the values in each Variable Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

        ACCUMULATION UNIT VALUE. An Accumulation Unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub-Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

        NET INVESTMENT FACTOR. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next during the Accumulation Phase. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

        (a)    is the net result of:

               (1) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; PLUS

               (2) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; PLUS OR MINUS

               (3) a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub-Account; and

        (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

        The net investment factor may be more or less than, or equal to, one.

        FIXED ACCOUNT VALUE. The Fixed Account Value is the sum of the Fixed Account Value in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular day. The value in each Fixed Sub-Account equals:

        - the portion of the purchase payment(s) allocated or amount transferred to the Sub-Account; PLUS

        -   interest at the Guaranteed Interest Rate; MINUS

        -   any transfers from the Sub-Account; MINUS

        - any withdrawals (including any associated surrender charges) from the Sub-Account; and MINUS

        -   any charges allocated to the Sub-Account.

We also adjust the Fixed Sub-Account Value for any Market Value Adjustment, the value of which could be positive or negative.

==============================================================================
5.  WHAT ARE THE EXPENSES UNDER A CONTRACT?
==============================================================================

         We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts.

SERVICES AND BENEFITS WE PROVIDE INCLUDE:

         - the ability of Owners to make withdrawals and surrenders under the Contracts;

         -    the death benefit paid on the death of the Owner;

         - the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, IRA partial withdrawal programs, and systematic partial withdrawal programs;

         -    administration of the income plans available under the Contracts;
              and

         -    the distribution of various reports to Owners.

COSTS AND EXPENSES WE INCUR INCLUDE:

         - those related to various overhead and other expenses associated with providing the services and benefits guaranteed by the Contracts;

         -    sales and marketing expenses; and

         -    other costs of doing business.

RISKS WE ASSUME INCLUDE:

         - the risks that Annuitants may live longer than we estimated when we established the annuity purchase rates under the Contracts;

         - that the amount of the death benefit will be greater than Account Value; and

         - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

         We may also deduct a charge for taxes.  See "Fee Table."

         We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, the payment of sales expenses.

         Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

         We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions or eliminations based on the following factors:

         -    the size of the group;

         - the total amount of purchase payments to be received from the group;

         -    the purposes for which the Contracts are purchased;

         -    the nature of the group for which the Contracts are purchased;
              and

         - any other circumstances that could reduce Contract costs and expenses

         We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about these cost reductions and eliminations.

SURRENDER CHARGE

         None!  There are no surrender charges under the Contracts.

ANNUAL ADMINISTRATION CHARGE

         We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. In some states the charge is $30, and in some states it is deducted only from your Account Value in the Variable Sub-Accounts. We may, from time to time, eliminate this charge for the first Contract Year.

TRANSFER CHARGE

         We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. This charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

ASSET-BASED CHARGES

         We assess Asset-Based Charges against your Contract for assuming mortality and expense risks and administrative costs we assume. Before the Income Date, we deduct Asset-Based Charges monthly and calculate the charges as a percentage of the Variable Account Value on the date of deduction. On the Contract Date and monthly thereafter, we deduct the Asset-Based Charges proportionately from the Variable Sub-Accounts in which you are invested. On and after the Income Date, however, these charges are called Variable Sub-Account Charges and we deduct them daily from the assets in each Variable Sub-Account supporting variable income payments. The maximum charges are:



                                                                             COMBINED
                                                                       ASSET-BASED CHARGES
                                                                       -------------------
                                                               ANNUAL       MONTHLY         DAILY
                                                               CHARGE        CHARGE        CHARGE
                                                               ------        ------        ------
                    Contract Years 1-7                          1.40%      .116667%     .0038626%
                    Contract Years 8+                           1.25%      .104167%     .0034462%

         We reserve the right to deduct Asset-Based Charges on the effective date of any transfer from the Fixed Account, or allocation of purchase payment to the Variable Account, based on the amount transferred or allocated and based on the number of days remaining until the next date of deduction. These charges do not apply to any Fixed Account Value.

PURCHASE PAYMENT TAX CHARGE

         We will deduct any state or local premium tax that we incur from your Account Value. We reserve the right to defer the collection of this charge and deduct it against your Account Value when you surrender your Contract or begin receiving regular income payments. This tax charge currently ranges from 0% to 3.0% depending upon the state or locality.

OPTIONAL BENEFIT CHARGES.

         Guaranteed Minimum Income Benefit. If you elect the optional Guaranteed Minimum Income Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply all of your Account Value to an Income Plan or income payments cease for any reason, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

         Enhanced Death Benefit. If you purchase the optional Enhanced Death Benefit, we will deduct an additional charge equal on an annual basis to 0.20% of your Account Value on the date of deduction during the Accumulation Phase. We calculate this charge as a percentage of your Account Value on the date of deduction, and deduct it proportionately from the Fixed and Variable Sub-Accounts in which you are invested. Charges are deducted on your Contract Date and monthly thereafter. These charges will continue while your Contract is in force unless (a) you apply the Account Value to an Income Plan, (b) the death benefit is paid or has begun to be paid, or (c) the Covered Person dies and an eligible surviving spouse chooses not to continue this rider even though he or she continues the Contract.

FUND ANNUAL EXPENSES

         Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. A table of each Fund's management fees and other expenses can be found in the front of this Prospectus in the Fee Table. For a description of each Fund's expenses, management fees, and other expenses, see the Trusts' prospectuses.

ADDITIONAL INFORMATION

         The Contracts are sold by broker-dealers through registered representatives of such broker-dealers who are also appointed and licensed as insurance agents of Sage Life. See "Distribution of the Contracts." These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 6.25%). You do not pay these commissions. We do. Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

==============================================================================
6.  HOW WILL MY CONTRACT BE TAXED?
==============================================================================

THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER COMPETENT TAX ADVISERS FOR MORE COMPLETE INFORMATION.

INTRODUCTION

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract.

         When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

TAXATION OF NON-QUALIFIED CONTRACTS

         NON-NATURAL PERSON. A Non-Qualified Contract that is owned by a non-natural person (such as a corporation or a trust) is generally not treated as an annuity contract for tax purposes. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser. The discussion in this section assumes that the Contract is owned by a natural person.

         WITHDRAWALS AND SURRENDERS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income only to the extent it exceeds the Owner's investment in the Contract.

         SPECIAL NOTE ON WITHDRAWALS. Please read the following carefully and consult with your tax adviser on these and other possible tax consequences before making a withdrawal.

              - It is possible that a positive Market Value Adjustment at the time of a withdrawal may be treated as part of the Account Value immediately before the distribution.

              - We understand that it is the position of the Internal Revenue Service that when withdrawals (other than income payments) are taken from the cash value of an income payout option, such as that offered by this Prospectus under the term certain option (Income Plan 4. See "What Are My Income Payment Options?"), then all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts are taxable to the recipient without regard to the owner's investment in the contract or any investment gain which might be present in the current annuity value. For example, under this view, an Owner with a cash value of

                  $100,000 seeking to obtain $20,000 of the cash value immediately after annuitization under a term certain payout, would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply. This adverse tax result means that Owners of Non-Qualified Contracts should consider carefully the tax implications of any withdrawal requests and their need for Contract funds prior to the exercise of this right.

         PENALTY TAX ON CERTAIN WITHDRAWALS. If you make a withdrawal from or surrender a Non-Qualified Contract, you may be subject to a federal tax penalty equal to ten percent of the amount treated as income. However, there usually is no penalty on distributions that are:

              -   made on or after the taxpayer reaches age 59 1/2;

              -   made on or after the death of an Owner;

              -   attributable to the taxpayer's becoming disabled; or

              - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

         Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         INCOME PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

         TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

         WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

         FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF A QUALIFIED CONTRACT

         Qualified Contracts are subject to some of the same tax rules as Non-Qualified Contracts, but there are a number of significant differences. Some of these differences and other important rules are highlighted here and in the Statement of Additional Information, but please keep in mind that this discussion provides only general information about the tax consequences of Qualified Contracts, and Owners, Annuitants, and Beneficiaries should consult their tax advisers for more specific information.

         TYPES OF QUALIFIED CONTRACTS. A Qualified Contract can be used in connection with the following types of retirement plans:

              - Individual Retirement Annuity (IRA) - permits eligible individuals to make non-deductible or deductible annual contributions of up to $2,000.

              - SIMPLE IRA -- permits certain small employers to establish a plan allowing employees to make annual pre-tax contributions of up to $6,000, with an employer contribution or match.

              - Roth IRA - allows eligible individuals to make after-tax contributions of up to $2,000, with no tax on qualifying distributions.

         The form of the Qualified Contract and its IRA rider have been approved by the IRS for use as an IRA. IRS approval does not relate to the merits of the IRA as an investment.

         CONTRIBUTIONS AND DISTRIBUTIONS. Annual contributions to Qualified Contracts are limited by tax rules and the terms of the retirement plans. For IRAs and SIMPLE IRAs, minimum distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. Roth IRAs do not require distributions while the Owner is alive. Upon the Owner's death, minimum distributions are required from IRAs, SIMPLE IRAs, and Roth IRAs. Penalty taxes may apply to distributions made before age 59 1/2 and to certain early distributions from Roth IRAs. See "Qualified Contracts" in the Statement of Additional Information for more information on contributions and distributions.

         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

         TERMS OF THE PLAN. Your rights under a Qualified Contract are also subject to the terms of the retirement plan itself, although we will not be bound by the terms of the plan if they contradict the Qualified Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

         A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed in this prospectus. An owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

==============================================================================
7.  HOW DO I ACCESS MY MONEY?
==============================================================================

         You can partially withdraw from or surrender your Contract. When you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our income plans. See "What Are My Income Payment Options?"

WITHDRAWALS

         You may withdraw all or part of your Surrender Value at any time before the Income Date while the Annuitant is still living. (If you have elected the "payments for a specified period certain" income plan option, you may request a full or partial withdrawal after the Income Date; otherwise, no withdrawals are permitted after the Income Date.) There may be adverse tax consequences if you make a withdrawal from or surrender your Contract. Also, there may be adverse tax consequences if you make a partial withdrawal during the Income Phase. See "How Will My Contract Be Taxed?" You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $250. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $250, we will treat the withdrawal request as a request to withdraw the entire amount. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

         When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

         A partial withdrawal will reduce your death benefit proportionately by the amount your withdrawal (including any applicable Market Value Adjustment) reduces Account Value and may be subject to federal income tax. See "How Will My Contract Be Taxed?" and "Does The Contract Have A Death Benefit?"

         Please note that if your requested withdrawal would reduce your Account Value below $2,000, we reserve the right to treat the request as a withdrawal of only the excess over $2,000.

         SYSTEMATIC PARTIAL WITHDRAWAL PROGRAM. The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take withdrawals, but this day can be no later than the 28th day of the month. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

         - If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

         - If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior period ordinarily will be subject to a Market Value Adjustment. See "Market Value Adjustment."

         You may participate in the systematic partial withdrawal program at any time before the Income Date by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

         IRA PARTIAL WITHDRAWAL PROGRAM. If your Contract is an IRA Contract (other than a Roth IRA Contract) and you will attain age 70 1/2 in the current calendar year, distributions may be made to satisfy requirements imposed by federal tax law. An IRA partial withdrawal provides payout of amounts required to be distributed by the IRS rules governing mandatory distributions under qualified plans. We will send a notice before distributions must commence, and you may elect this program at that time, or at a later date. You are, however, ultimately responsible for determining that IRA distributions comply with applicable tax code rules.

         You may not elect the IRA Partial Withdrawal program while you are participating in the systematic partial withdrawal program. You may take IRA partial withdrawals on a monthly, quarterly, semi-annual, or annual basis. We require a minimum withdrawal of $100. You select the day we make the withdrawals, but this day can be no later than the 28th day of the month. If you do not elect a day, we will use the day of each month that corresponds to your Contract Date.

REQUESTING PAYMENTS

         You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any death benefit, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the date our Customer Service Center receives all requirements.

         We may delay making a payment, applying Account Value to an income plan, or processing a transfer request if:

         - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

         - the SEC, by order, permits postponement of payment to protect our Owners.

         We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request.

         If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

==============================================================================
8.  HOW IS CONTRACT PERFORMANCE PRESENTED?
==============================================================================

         We may advertise or include in sales literature yields, effective yields, and total returns for the Variable Sub-Accounts. Effective yields and total returns for the Variable Sub-Accounts are based on the investment performance of the corresponding Funds. We show standard performance that reflects no charges for the optional benefits and that reflects the charges for the optional benefits. WE BASE THESE FIGURES ON HISTORICAL PERFORMANCE, AND THEY DO NOT INDICATE OR PROJECT FUTURE RESULTS. We may also advertise or include in sales literature a Variable Sub-Account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

YIELD

         The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We calculate the effective yield similarly but, when annualized, the income earned by an investment in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield of a Variable Sub-Account (except the Money Market Sub-Account) refers to the annualized income generated by an investment in the Variable Sub-Account over a specified 30-day or one-month period. We calculate the yield by assuming that the income generated by the investment during that 30-day or one-month period is generated over a 12-month period.

TOTAL RETURN

         The total return of a Variable Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Variable Sub-Account for the stated times. Average annual total return of a Variable Sub-Account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a Variable Sub-Account for the specified period. Standard average annual total return reflects all historical investment results for the Variable Sub-Account, less all charges and deductions applied against the Variable Sub-Account, but excluding any deductions for purchase payment tax charges and optional benefit charges. Standard total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the Variable Sub-Account if any of those periods are not available. "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that we will not deduct contract charges. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a Variable Sub-Account.

PERFORMANCE/COMPARISONS

         We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Variable Sub-Account performance based on that performance data. We will accompany non-standard performance by standard performance.

         In advertising and sales literature, we may compare the performance of each Variable Sub-Account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Variable Sub-Accounts. Advertising and sales literature may also compare the performance of a Variable Sub-Account to the S&P 500 Composite Stock Price Index, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deduction for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison. We may also report other information, including the effect of tax-deferred compounding on a Variable Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

==============================================================================
9.  DOES THE CONTRACT HAVE A DEATH BENEFIT?
==============================================================================

         Your Contract provides a death benefit for your Beneficiary if you die before the Income Date.

         If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of:

         - the Account Value determined as of the Business Day we receive proof of death (if proof of death is received on other than a Business Day, we will deem the proof as received on the next following Business Day);

         - 100% of the sum of all purchase payments made under the Contract, reduced proportionately by the amount that any prior withdrawal (including any associated Market Value Adjustment incurred) reduced Amount Value; or

         -    the highest anniversary value (the "Highest Anniversary Value").

         The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

         (1)    the Account Value on that Contract Anniversary;

         (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

         (3) reduced proportionately by any withdrawals (including any associated Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decreases the Account Value and we reduce the sum of (1) and (2) by that percentage.)

         If there are multiple Owners, we will use the age of the oldest Owner to determine the applicable death benefit. If there is an Owner who is not a natural person (that is, an individual), we will treat the Annuitant as an Owner for the purpose of determining when an Owner dies and the Annuitant's age will determine the death benefit payable to the Beneficiary in the event of such Annuitant's death. We will consider any rider benefits payable upon death of the Owner (or Annuitant, if no natural Owner) part of the death benefit.

OWNER'S DEATH BEFORE THE INCOME DATE

         If an Owner dies before the Income Date, the Beneficiary has up to five years from the Owner's date of death to request that the death benefit be paid in one lump sum. If the Beneficiary elects the lump sum and we pay it, the Contract will terminate, and we will have no further obligations under the Contract. Alternatively, the Beneficiary may provide us with Satisfactory Notice and request that the Contract continue, in which case we will continue the Contract subject to the following conditions:

         (1) If there are joint Owners, the surviving Owner becomes the new Owner. Otherwise, the Beneficiary becomes the new Owner.

         (2) Unless the new Owner otherwise tells us, we will allocate any excess of the Death Benefit over the Account Value to and among the Variable and Fixed Accounts in proportion to their values as of the date on which we determine the death benefit. We will establish a new Fixed Sub-Account for any allocation to the Fixed Account based on the Guarantee Period the new Owner then elects.

         However, certain distribution rules will apply to the continued Contract. If the sole new Owner is not the deceased Owner's spouse, we must distribute the entire interest in the Contract either: (i) over the life of the new Owner, but not extending beyond the life expectancy of the new Owner, with distributions beginning within one year of the prior Owner's death; or (ii) within five years of the deceased Owner's death. These distributions, if from the Fixed Account, are subject to our Market Value Adjustment rules. In addition, no additional purchase payments may be applied to the Contract.

         Alternatively, if the sole new Owner is the deceased Owner's spouse, the Contract will continue with the surviving spouse as the new Owner. The Account Value will be the Death Benefit that otherwise would be paid in a lump sum as of the Business Day we receive proof of death, and the surviving spouse may make additional purchase payments under the Contract. The surviving spouse may name a new Beneficiary. If no Beneficiary is named, the surviving spouse's estate will be the Beneficiary. Upon the death of the surviving spouse, the death benefit will equal the Account Value as of the Business Day we receive proof of the spouse's death. We will distribute the entire interest in the Contract to the new Beneficiary in accordance with the provisions that apply in the case when the new Owner is not the surviving spouse.

         If there is more than one Beneficiary, the distribution provisions will apply independently to each Beneficiary.

         If no Owner of the Contract is an individual, we will treat the death of any Annuitant under the Contract as the death of an Owner.

         In all events, for Non-Qualified Contracts we will make death benefit distributions in accordance with section 72(s) of the Code, or any applicable successor provision. Other rules may apply to a Qualified Contract.

OWNER'S DEATH AFTER THE INCOME DATE

         If any Owner dies on or after the Income Date, but before the time we have distributed the entire interest in the Contract, we will distribute the remaining portion at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

OWNER'S OR ANNUITANT'S DEATH AFTER THE INCOME DATE

         If income payments have been selected based on an income plan providing for payments for a guaranteed period and the Annuitant dies on or after the Income Date, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant or the Beneficiary.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

         You may enhance the Contract's basic death benefit by purchasing the optional Enhanced Death Benefit rider. The Enhanced Death Benefit rider may provide an additional death benefit if the Owner dies before the Income Date (or the Annuitant, if the Owner is not a natural person). We determine the Enhanced Death Benefit on the Business Day we receive proof of death by subtracting (b) from (a), and then multiplying by (c), where:



         a)       is your Account Value on the date of calculation;



         b)       is the Net Purchase Amount; and



         c)       is the Benefit Rate.

         The Enhanced Death Benefit will not exceed the Maximum Benefit Amount as shown in your Contract Schedule. The Maximum Benefit Amount is guaranteed not to be less than 100% of your Net Purchase Amount times the benefit rate.

         On the Contract Date, the Net Purchase Amount is equal to your Initial Purchase Payment. Thereafter, the Net Purchase Amount is increased by any additional purchase payments you make; and is reduced in proportion to the reduction in Account Value that results from withdrawals you make.

         The Benefit Rate is 40.0% for issue ages 69 and under, and 25.0% for issue ages 70 through 79.

         We will pay the Enhanced Death Benefit to your Beneficiary or surviving joint Owner upon receipt of written proof of death. PLEASE NOTE THAT IF YOUR ACCOUNT VALUE HAS DECLINED SUCH THAT IT IS LESS THAN THE NET PURCHASE AMOUNT, NO ENHANCED DEATH BENEFIT WILL BE PAYABLE.

         We show examples of the Enhanced Death Benefit in Appendix E.

         CONTRACT CONTINUATION OPTION. An Owner's surviving spouse who is eligible to continue the Contract under the Contract Continuation Option, may also be eligible to continue this rider. To do so, the surviving spouse must give our Customer Service Center notice within 30 days of the Business Day we receive proof of the Owner's death. If the spouse is eligible under our then existing rules, we will continue the rider based on our then current charges for the new Owner's attained age. The rider's effective date for purposes of calculating the Net Purchase Amount will be the Business Day the new Owner elects to continue the rider. On this date the Net Purchase Amount will be equal to the Account Value. After that, the Net Purchase Amount will be increased by any additional purchase payments the new Owner makes, and will be reduced in proportion to the reduction in Account Value that results from withdrawals the new Owner makes. All of the other terms and conditions of the rider will continue as before.


OTHER ENHANCED DEATH BENEFIT TERMS AND CONDITIONS.



         - You can only purchase the Enhanced Death Benefit at time of application;



         -  You must be age 79 or younger at the time the Contract is issued;



         - If you purchase the Enhanced Death Benefit as an optional benefit it is irrevocable and charges for it will remain in force during the Accumulation Phase (unless not renewed by a surviving spouse who continues the Contract under the Contract Continuation Option).


IMPORTANT CONSIDERATIONS REGARDING THE ENHANCED DEATH BENEFIT OPTION.



         - The Enhanced Death Benefit rider does not guarantee that any amounts under the rider will become payable upon death. Market declines resulting in your Account Value at death being less than the Net Purchase Amount will result in no Enhanced Death Benefit being payable.



         - Once purchased, the Enhanced Death Benefit is irrevocable. This means that even if the investment performance of the Funds are such as would result in a basic death benefit that is sufficient for your needs, the Enhanced Death Benefit charges will still be assessed.



         - Please take advantage of the guidance of a qualified financial adviser in evaluating the Enhanced Death Benefit option, as well as all other aspects of the Contract.



         -  The Enhanced Death Benefit may not be available in all states.

PROOF OF DEATH

         We must receive satisfactory proof of death at our Customer Service Center before we will pay any death benefit. We will accept one of the following items:

         1.     An original certified copy of an official death certificate; or

         2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

         3.     Any other proof satisfactory to us.

=============================================================================
10.  WHAT OTHER INFORMATION SHOULD I KNOW?
=============================================================================

SEPARATE ACCOUNTS

         THE SAGE VARIABLE ANNUITY ACCOUNT A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable

Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

         We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund of AIM Variable Insurance Funds, The Alger American Fund, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, MFS(R) Variable Investment Trust(SM), The Universal Institutional Funds, Inc., Oppenheimer Variable Account Funds, Sage Life Investment Trust, and T. Rowe Price Equity Series, Inc. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge. We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

         VOTING OF FUND SHARES. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

         THE SAGE FIXED INTEREST ACCOUNT A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and may offer the Fixed Account in our variable life insurance products. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

MODIFICATION

         When permitted by applicable law, we may modify the Contracts as follows:

         -    deregister the Variable Account under the 1940 Act;

         - operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

         - operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

         - restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

         -    combine the Variable Account with other separate accounts; and

         -    combine a Variable Sub-Account with another Variable Sub-Account.

         We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (the shares of the new Fund may have higher fees and charges than the Fund it replaced, and not all Funds may be available to all classes of Contracts); and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

         If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub-Accounts.

DISTRIBUTION OF THE CONTRACTS

         Sage Distributors, Inc. ("Sage Distributors") acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a corporation organized under Delaware law in 1997, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

EXPERTS

         The financial statements of Sage Life Assurance of America, Inc. at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of The Sage Variable Annuity Account A at December 31, 1999 and for the period from February 19, 1999 (commencement of operations) through December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial statements of Sage Life Assurance of America, Inc. for the six months ended June 30, 2000 and 1999 have not been audited.

LEGAL PROCEEDINGS

         Sage Life and its subsidiaries, as of the date of this Prospectus, are not involved in any lawsuits. However, Sage Life's direct and indirect parent companies, like other companies, are involved in lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Sage Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the Fixed Account, the General Account, or Sage Life.

REPORTS TO CONTRACT OWNERS

         We maintain records and accounts of all transactions involving the Contracts, the Variable Account, and the Fixed Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

AUTHORITY TO MAKE AGREEMENTS

         One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

FINANCIAL STATEMENTS

         Financial statements are presented in the Statement of Additional Information for the Variable Account as of December 31, 1999 from its commencement of operations on February 19, 1999.

         We included the audited financial statements for Sage Life for the years ended December 31, 1999 and 1998 and each of the three years in the period ended December 31, 1999 and unaudited financial information as of June 30, 2000 and for the six month periods ended June 30, 2000 and 1999 in this Prospectus. You should consider these financial statements only as bearing on the ability of Sage Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

================================================================================
11.  HOW CAN I MAKE INQUIRIES?
================================================================================

        You may make inquiries about your Contract by contacting one of our authorized registered representatives or by writing or calling us at our Customer Service Center.

================================================================================
12.  ADDITIONAL INFORMATION ABOUT SAGE LIFE ASSURANCE OF AMERICA, INC.
================================================================================

HISTORY AND BUSINESS

        OWNERSHIP. Sage Life was incorporated under the laws of the state of Delaware in 1981. The Company is authorized to write general life insurance and fixed and variable annuity contracts in all states except New York, and also is licensed to conduct variable life insurance business in all but five states.

        Fidelity Mutual Life Insurance Company, a Pennsylvania insurer, sponsored the Company's formation in 1981 under the name of Fidelity Standard Life Insurance Company ("Fidelity Life"). Security First Life Insurance Company ("Security First") of Los Angeles, California acquired Fidelity Life in December 1984. In January 1997, Sage Insurance Group Inc. ("Sage Insurance Group") (formerly Finplan Investment Corp.), a Delaware corporation and a wholly owned indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation and the Company's ultimate parent, acquired Fidelity Life. The Company changed to its present name in September 1997. In December 1998, Sage Insurance Group formed a new company, Sage Life Holdings of America, Inc. ("Sage Life Holdings"), to act as the new immediate parent of the Company. The transaction is discussed more fully in the section below entitled "Holding Company Structure and Background."

        PRIOR BUSINESS OPERATIONS. As a Security First subsidiary, the Company specialized in the marketing of annuities qualifying under Section 403(b) of the Code. Under an assumption reinsurance agreement, Fidelity Life's annuity business was irrevocably transferred to Security First in January 1997 except for a small number of contracts. During 1998, Security First assumption reinsured all of the remaining annuity business of Fidelity Life. Security First is now a subsidiary of The Metropolitan Life Insurance Company.

        HOLDING COMPANY STRUCTURE AND BACKGROUND. We are an indirect, wholly owned subsidiary of Sage Insurance Group, which is a holding company for us and affiliated entities conducting life and annuity insurance business in the United States. We also are an indirect, wholly-owned subsidiary of Sage Group Limited ("Sage Group"), a corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977 through its financial interests in Independent Financial Marketing Group Inc., a financial planning and bank insurance marketing company. Sage Group sold its interest in Independent Financial Marketing Group in March 1996 to the Liberty Financial Companies of Boston.

        On December 1, 1998, Sage Group entered into a letter of intent with Swiss Re Life & Health America Inc. ("Swiss Re"). Swiss Re is an indirect subsidiary of Swiss Reinsurance Company, Switzerland, one of the world's largest reinsurance groups. This agreement encompassed two transactions: (1) that Sage Life would enter into a reinsurance agreement with Swiss Re or its affiliate,

Life Reassurance Corporation of America ("LRCA"); and (2) that Swiss Re or LRCA would make an investment in Sage Life Holdings, our immediate parent. The reinsurance agreement with LRCA was entered into on June 8, 2000. As to the investment in Sage Life Holdings, on December 31, 1998, LRCA did invest $12.5 million in non-voting, non-redeemable, cumulative preferred stock of Sage Life Holdings, which at that point became our immediate parent and a wholly-owned subsidiary of Sage Insurance Group. We anticipate that, during the third quarter of 2000, LRCA will exchange part of its preferred stock for a voting interest of not more that 9.9% in Sage Life Holdings with a retroactive effective date of April 1999. The arrangements contemplated by the agreement may be subject to regulatory approval.

        The Company is licensed to write business in all states, except New York. However, the Company has formed a subsidiary company, Sage Life Assurance Company of New York ("Sage Life New York"), that will be licensed to write business in New York. It is anticipated that Sage Life New York will begin operations at the beginning of 2001.

        SELECTED FINANCIAL DATA. We cannot compare our historical financial results for the calendar year 1996 and all prior years, to the results for the years 1997, 1998, 1999 and 2000 due to the substantial change in our business operations. We effectively disposed of all in-force business existing as of December 31, 1996 and, therefore, on January 1, 1997, had no insurance liabilities under any of our policies other than the small number of policies that were not 100% assumption reinsured to our former parent company. We subsequently novated these insurance liabilities during 1998. Effectively, therefore, since January 1997, we became comparable to a new company that had not yet begun its business activities.

        We present the following selected financial data as of June 30, 2000, June 30, 1999, December 31, 1999, 1998 and 1997 and for the periods then ended, taken from our financial statements. The interim data for June 30, 2000 and 1999 is unaudited; the calendar year numbers have been audited. Please read the information below along with the financial statements, including related notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" we included elsewhere in this Prospectus.

                                                       SELECTED FINANCIAL DATA
                                                            (IN THOUSANDS)

                                SIX MONTHS    SIX MONTHS    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                  ENDED         ENDED       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                 JUNE 30,      JUNE 30,         1999           1998            1997
                                   2000          1999
INCOME STATEMENT DATA:
Revenues:
Net investment income           $   588        $   646          $ 1,290         $ 1,244        $   989
Administrative service fees          25             16               38               -              -
Annuity charges and fees              1              -                1               -              -
Total revenues                      614            662            1,329           1,244            989

Benefits and Expenses:
Salaries and benefits expenses    1,066            617              972             742            497
Development expenses                998          1,502            3,828               -              -
Insurance expenses and taxes        706            274              721             522            518
Amortization expenses               117            117              235             549            326
Total benefits and expenses       2,887          2,511            5,756           1,813          1,341

Loss before cumulative effect
adjustment                       (2,273)        (1,849)          (4,427)           (569)          (352)

Cumulative effect adjustment         -                           (4,269)              -              -

Net loss                        $(2,273)       $(1,849)         $(8,696)        $  (569)       $  (352)

BALANCE SHEET DATA:
Total Assets                    $33,788        $31,452          $31,737         $36,542        $36,689

Total Liabilities               $ 2,751        $   110          $   234         $    70        $ 3,486

Stockholder's Equity            $31,031        $31,031          $31,503         $36,472        $33,203


       MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                            RESULTS OF OPERATIONS

        INTRODUCTION. The following discussion highlights the significant factors that influence our operations. Please read this discussion along with our financial statements and the related notes included in this Prospectus.

        HISTORY AND BUSINESS OVERVIEW. Sage Insurance Group acquired the Company on December 31, 1996, and since that date, we have totally reengineered our products, systems and administration. (Before the acquisition of the Company, all new business production and marketing ended in October 1996.) All of our current senior management are experienced in the insurance industry (either in the United States or in South Africa). We recruited most of them since January 1997. Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable insurance products. Our obligations under these contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. We may not use the assets of these separate accounts that equal the reserves and other liabilities supporting the contracts to which they relate, to pay any of our other obligations or creditors. During February 1999, we began to market, on a limited basis, our new variable insurance products. During the first half of 2000, our initial marketing focus has been to distribute the contracts through banks and third-party marketing organizations working closely with banks. We anticipate that, over the long-term, our distribution channels will expand to include financial planners, regional broker-dealers, and wirehouses.

        RESULTS OF OPERATIONS. The Company has had a substantial increase in its premium volume during the first six months of 2000. Premiums received for the six months ended June 30, 2000 and 1999 were $2.2 million and $.1 million, respectively. A large percentage of the premiums were received during the last week of June as the Company continues to expand its distribution network. For the six months ended June 30, 2000 and 1999, the Company reported net losses of $2.3 million and $6.1 million, respectively. Net losses for the three years ending December 31, 1999, 1998, and 1997 were $8.7 million in 1999, $0.6 million in 1998 and $0.4 million, respectively. The large increase in losses for 2000 and 1999 is due to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" (SOP 98-5). SOP 98-5 required the Company to charge to expense all start-up costs incurred, as well as write-off any unamortized capitalized development costs on January 1, 1999. The development costs incurred during the first six months of 2000 and 1999 were $1.0 million and $1.5 million, respectively, and, during the year ended December 31, 1999, were $3.8 million. In addition, the January 1, 1999 write-off of unamortized capitalized development costs increased losses by $4.3 million.

        As the Company continued in the development phase, revenues continued to be derived primarily from investment income earned on Company investments. Net investment income earned during each of the six months ended June 2000 and 1999 was consistently $0.6 million. For the years ended 1999, 1998 and 1997, net investment income was $1.3 million, $1.2 million and $1.0 million, respectively. The Company's investments consist entirely of U.S. Government securities and highly rated corporate bonds. Investment yields of 5.0%, 5.4%, 5.1% and 4.9% were earned in 2000, 1999, 1998 and 1997, respectively. Six months ending June 2000 earned a yield of 5.0% compared to 5.4% for six months ending June 1999. The Company's other sources of income are administrative service fees and Contract charges and fees. Administrative service fees are asset-based charges that the Company receives on Contract Owner funds invested with various investment fund managers. Contract charges and fees are both asset-based fees and flat annual per-Contract fees charged to each Owner. As the Company broadens its distribution of products during 2000, these Contract charges and fees are anticipated to become a major source of revenue. The Contract charges and fees earned to date have been minimal as there have been a limited number of Contracts issued by the Company. Administrative service fees earned on funds invested in the Sage Life Investment Trust were $25,000 and $15,517 during the six months ended June 30, 2000 and 1999, respectively, and $37,671 for the year ended December 31, 1999. The Company did not earn any administrative service fees in 1998 or 1997. Due to the relatively small number and value of contracts outstanding through June 30, 2000, the Company has not recognized any significant policy charges and fees.

        With the adoption of SOP 98-5, the Company's primary expenses during 2000 and 1999 are those non-recurring expenses incurred in the development of products and systems. Expenses incurred for development costs for the six months ended June 2000 and 1999 were $1.0 million and $1.5 million, respectively. Prior to 1999, these expenses were capitalized and amortized over fifteen years. As these expenses are no longer amortized, amortization expenses decreased to $0.1 million during the six months ended June 2000, to $0.5 during the six months ended June 1999 and to $0.2 million for the year ended December 1999 from $0.5 million in 1998. The amortization expenses for 2000 and 1999 relate entirely to the goodwill associated with the purchase of the Company. Salaries and benefits expenses for the six months ended June 2000 and 1999 were $1.1 million and $0.6 million, respectively. For the years ended December 1999, 1998 and 1997, salaries and benefits expenses were $1.0 million, $0.7 million and $0.5, respectively. The increase in salaries and benefits is attributable to an increase in full time employees from 8 to 33 over the period from December 31, 1997 to June 30, 2000. General and administrative expenses were $0.7 million, $0.7 million, $0.5 million and $0.5 million for the six months ended June 2000 and years ended December 1999, 1998 and 1997, respectively. General and administrative expenses were $0.7 million, $0.7 million, $0.5 million and $0.5 million for the six months ended June 2000 and years ended December 1999, 1998 and 1997, respectively. General and administrative expenses increased to $0.7 million at June 30, 2000 from $0.3 million at June 30, 1999.
These overhead expenses include rent, professional fees, office expenses and statutory filing fees.
        The Company has no federal income tax expenses for the six months ended June 2000 nor for each of the three years ended December 31, 1999. The Company has a net operating loss carryforward of approximately $13.0 million at June 30, 2000.

        LIQUIDITY AND CAPITAL RESOURCES. Since the beginning of 1997, we have needed money primarily to develop our insurance products and related infrastructure, and to fund our daily operations. We have met our cash needs through interest income and capital contributions from Sage Insurance Group.

        During the remainder of 2000, we expect our cash needs to substantially increase due to our expanded underwriting and marketing activities. We still anticipate that we will be unable to meet all of our liquidity requirements during the year without capital contributions from Sage Insurance Group. In addition, although not required to do so, the Company believes that Sage Insurance Group will continue to provide capital to the Company for our non-recurring costs associated with new products and business development during the year. In addition, as discussed previously, LRCA, an indirect subsidiary of Swiss Reinsurance Company, has made an equity investment in our parent company that has provided an additional source of funds to us for new business expenses.

        We also have entered into a coinsurance reinsurance agreement with LCRA that will provide an additional source of cash for operations. Our future marketing efforts could be hampered in the unlikely event that Sage Insurance Group, Swiss Re, LRCA and/or their affiliates are unwilling to commit additional funding.

        It is anticipated that during the latter part of 2000, the Company will be capitalizing its subsidiary company, Sage Life New York. Prior to capitalizing Sage Life New York, the Company will receive a capital contribution from Sage Insurance Group of $4 million. The Company will then transfer $14 million of securities to this newly formed company. This transaction will decrease the available working capital of the Company and increase our potential need for additional working capital.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

        At December 31, 1999, the Company held in its general account $16,179,750 of fixed maturity investments that are sensitive to changes in interest rates. These securities are held in support of the Company's target solvency surplus. The Company has a conservative investment philosophy, with all investments being investment grade securities, government agency or U.S. government securities.

        The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products to be sold. Various fees and charges earned by the Company are substantially derived as a percentage of the market value of the assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of any applicable surrender charges, partially offset by transfers to the fixed investment option. It also is not clear what the impact of a prolonged downturn in the equity markets would have on ongoing sales. Customer's perceptions of a downturn in equity markets coupled with rising interest rates could move them into financial products other than variable insurance products. The Company's products could potentially remain attractive to consumers in relation to other long-term savings vehicles even after such a decline.


SEGMENT INFORMATION.

        We currently plan to conduct our business as a single segment, and anticipate that this segment will eventually include all of the following products:

        -      Combination fixed and variable deferred annuities;

        -      Combination fixed and variable immediate annuities; and

        -      Combination fixed and variable life insurance products.

REINSURANCE.

        As discussed above in Holding Company Structure and Background, we have entered into a coinsurance reinsurance arrangement with LRCA, pursuant to which LRCA will reinsure a significant portion of our liabilities under our variable insurance contracts with a retroactive effective date of February 1, 1999.

        In addition, we have entered into a reinsurance arrangement that reinsures certain mortality risks associated with the guaranteed minimum death benefit and accidental death benefit features of the Contracts. We intend to use only highly rated reinsurance companies to reinsure these risks.

        Reinsurance does not relieve us from our obligations to Owners. We remain primarily liable to our Owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

RESERVES.

        The insurance laws and regulations under which we operate obligate us to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on outstanding Contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our Contract obligations at their maturities or in the event of the Owner's death. In the financial statements included in this Prospectus, all reserves have been determined in accordance with generally accepted accounting principles. At June 30, 2000 and December 31, 1999 we held $2.0 million and $0.1 million, respectively, of reserves in our Separate Account. As previously noted, all of Fidelity Life's existing annuity business has been irrevocably transferred to Security First, resulting in no remaining contract obligations at December 31, 1998.

INVESTMENTS.

        Our General Account cash and invested assets of $24.6 million, $24.1 million, $25.5 million and $25.3 million at June 30, 2000 and December 31, 1999, 1998 and 1997, respectively, was invested entirely in investment grade securities and money market funds. It is our stated policy to refrain from investing in securities having speculative characteristics. Our entire portfolio is classified as available-for sale, and is reported at fair value, with resulting unrealized gains or losses included as a separate component of stockholder's equity.

DIVIDEND RESTRICTIONS.

        We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions described below, we must obtain approval of the Insurance Commissioner of the State of Delaware to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus in regard to shareholders as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of unassigned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to shareholders within five business days after declaration and at least ten days prior to payment. At December 31, 1999 we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus, and we did not pay a dividend to Sage Life Holdings.

COMPETITION.

        We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,600 stock, mutual, and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than we are. We are unique in that we are one of the few life insurers confining its activities to the marketing of separate account variable insurance products.

TRANSACTIONS WITH SAGE INSURANCE GROUP, INC.

        In 1997, the Company entered into a Cost Sharing Agreement with Sage Insurance Group, the parent of Sage Life Holdings, to share the personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Pursuant to this agreement, the Company had income of $0.7 million, $0.9 million and $0.2 million from Sage Insurance Group for the six months ended June 2000 and years ended December 31, 1999 and 1998, respectively. The Company incurred an expense to Sage Insurance Group of $0.1 million for the period ended December 31, 1997, but since then (and through June 30, 2000) has not incurred any expenses to Sage Insurance Group under the agreement. At December 31, 1999 the amount due from Sage Insurance Group relating to this agreement was $0.6 million. There was no amount due at December 31, 1998. In addition, Sage Insurance Group provides funds to the Company to meet various operating expenses. As these amounts are paid back to Sage Insurance Group at the end of each quarter, no amounts remained payable at June 30, 2000, December 31, 1999 and 1998.

        All non-recurring development costs of the Company are paid by Sage Insurance Group or its parent, Sage Group Limited, and treated as capital contributions. The cumulative amount of development costs paid for by affiliated companies at June 30, 2000, December 31, 1999, 1998 and 1997 were $8.1 million, $7.1 million, $3.3 million and $1.5 million, respectively.

EMPLOYEES.

        Due to our business strategy of outsourcing our primary administrative and investment functions to organizations that specialize in these areas, the number of full time personnel we employ is limited. The Company had 33, 27, 14 and 8 full time employees at June 30, 2000, December 31, 1999, 1998, and 1997, respectively.

STATE REGULATION.

        We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of the Delaware Department of Insurance (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that the Insurance Department may examine us and our books and records to determine, among other things, whether contract liabilities and reserves as we state them are correct. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), will periodically conduct a full examination of our operations.

        In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we do business, and our operations and accounts are subject to examination by these agencies at regular intervals.

        The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Statements. We anticipate that these standards will have no significant effect upon us.

        Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

        Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include:

        -  regulation of insurance company solvency,

        -  employee benefit regulation,

        -  tax law changes affecting the taxation of insurance companies, and

        - tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                        DIRECTORS AND EXECUTIVE OFFICERS

                               POSITION HELD WITH THE              OTHER PRINCIPAL POSITIONS
NAME (AGE)                     COMPANY/YEAR COMMENCED              DURING PAST FIVE YEARS
----------                     ----------------------              ----------------------
Ronald S. Scowby(1)            Director, 1/97 to present;          Chairman, President and Chief
    Age 61                     Chairman, 2/98 to present           Executive Officer, 1/2000 to present,
                                                                   Sheldon Scowby Associates, Inc.;
                                                                   Chairman and Trustee, Sage Life
                                                                   Investment Trust, 7/98 to present;
                                                                   Director, Sage Life Assurance Company
                                                                   of New York, 5/98 to present; Deputy
                                                                   Chairman 2/98 to present, President,
                                                                   1/97 to 2/98, Director, 1/97 to
                                                                   present, Sage Insurance Group Inc.;
                                                                   Director, Sage Advisors, Inc., 1/98
                                                                   to 12/99; President, Chief Executive
                                                                   Officer, Sage Life Assurance of
                                                                   America Inc., 1/97-2/98; Director,
                                                                   Sage Distributors, Inc., 1/98 to
                                                                   12/99; Director, President, Chief
                                                                   Executive Officer, Sage Management
                                                                   Services (USA), Inc., 6/96 to 12/99;
                                                                   Owner, Sheldon Scowby Resources
                                                                   7/95-6/96.

Robin I. Marsden(2)            Director, 1/97 to present;          President and Chief Executive
    Age 34                     President and Chief Executive       Officer, Sage Life Assurance Company
                               Officer, 2/98 to present            of New York, 4/2000 to present;
                                                                   Director and President, Sage Life
                                                                   (Bermuda) Ltd., 1/2000 to present;
                                                                   President and Trustee, Sage Life
                                                                   Investment Trust, 7/98 to present;
                                                                   Director, Sage Life Assurance Company
                                                                   of New York, 5/98 to present;
                                                                   Director, President, Sage Advisors,
                                                                   Inc., 1/98 to present; Director, Sage
                                                                   Distributors, Inc., 1/98 to present;
                                                                   Director, 1/97 to present, President
                                                                   and Chief Executive Officer, 2/98 to
                                                                   present, Sage Insurance Group, Inc.;
                                                                   Chief Investment Officer, Sage Life
                                                                   Holdings, Ltd., 11/94 to 1/98; and



                               POSITION HELD WITH THE              OTHER PRINCIPAL POSITIONS
NAME (AGE)                     COMPANY/YEAR COMMENCED              DURING PAST FIVE YEARS
----------                     ----------------------              ----------------------
                                                                   Executive-Strategic Developments,
                                                                   Sage Group Ltd., 11/94 to 1/98.

H. Louis Shill(3)              Director, 1/97 to                   Director, Sage Life Assurance Company
    Age 69                     present                             of New York, 5/98 to present;
                                                                   Chairman, Sage Life Assurance of
                                                                   America, Inc., 1/97 to 2/98;
                                                                   Chairman, Sage Insurance Group, Inc.,
                                                                   1/97 to present; Founder, Chairman,
                                                                   Sage Group Limited, 1965 to present.

Paul C. Meyer(4)               Director, 1/97 to                   Director, Sage Life Assurance Company
    Age 47                     present                             of New York, 5/98 to present; Partner,
                                                                   Clifford, Chance, Rogers & Wells LLP,
                                                                   1986 to present.

Richard D. Starr(5)            Director, 1/97 to                   Chairman and Director, ABN Amro
    Age 56                     present                             Financial Services, Inc., 7/00 to
                                                                   present; Director, Sage Life Assurance
                                                                   Company of New York, 5/98 to present;
                                                                   President, First Interstate
                                                                   Securities, 1/95 to 12/95; Chairman &
                                                                   Chief Executive Officer, Financial
                                                                   Institutions Group, Inc., 10/78 to
                                                                   present.

Mitchell R. Katcher(2)         Director, 12/97 to present; Senior  Senior Executive Vice President, Chief
    Age 47                     Executive Vice President, Chief     Financial Officer and Chief Actuary,
                               Financial Officer, Chief Actuary    Sage Life Assurance Company of New
                               5/97 to present                     York, 4/2000 to present; Director,
                                                                   Chief Financial Officer and Chief
                                                                   Actuary, Sage Life (Bermuda), Ltd.,
                                                                   1/2000 to present; Vice President, Sage
                                                                   Life Investment Trust, 7/98 to present;
                                                                   Director, Sage Life Assurance Company
                                                                   of New York, 5/98 to present; Director,
                                                                   Treasurer, Sage Advisors, Inc., 1/98 to
                                                                   present; Director, Sage Distributors,
                                                                   Inc., 1/98 to present; Treasurer, 7/97
                                                                   to present, Senior Executive Vice
                                                                   President, 12/97 to present, Sage
                                                                   Insurance Group, Inc.; Executive Vice
                                                                   President, Golden American Life Insurance
                                                                   Company, 7/93-2/97.

                               POSITION HELD WITH THE              OTHER PRINCIPAL POSITIONS
NAME (AGE)                     COMPANY/YEAR COMMENCED              DURING PAST FIVE YEARS
----------                     ----------------------              ----------------------
Meyer Feldberg(6)              Director, 1/2000 to present         Dean/Professor, Columbia University
    Age 58                                                         Graduate School of Business, 7/89 to
                                                                   present; Director, 1/2000 to present,
                                                                   Sage Life Assurance Company of New
                                                                   York and Sage Insurance Group, Inc.

John A. Benning(7)             Director, 4/2000 to present         Director, 4/2000 to present, Sage Life
     Age 66                                                        Assurance Company of New York;
                                                                   Treasurer and General Counsel, Liberty
                                                                   Hospitality Company, 1/2000 to
                                                                   present; Senior Vice President and
                                                                   General Counsel, Liberty Financial
                                                                   Companies, 1986 to 1999.

---------------
(1) Mr. Scowby's principal business address is 200 Broad Street, Suite 2337, Stamford, CT 06901
(2) The principal business address of these persons is 300 Atlantic Street, Stamford, CT 06901.
(3) Mr. Shill's principal business address is Sage Centre, 10 Fraser Street, Johannesburg, South Africa 2000.
(4)  Mr. Meyer's principal business address is 200 Park Avenue, New York, NY
     10166.
(5) Mr. Starr's principal business address is 22507 SE 47th Place, Issaquah, WA 98029.
(6) Dr. Feldberg's principal business address is Columbia University Graduate School of Business, Uris Hall, Room 101, 3022 Broadway, New York, NY 10027.
(7) Mr. Benning's principal business address is 23rd Floor, 600 Atlantic Street, Boston, MA 02210

COMPENSATION

        Our executive officers also serve as officers of our parent and of certain affiliated companies. Cost allocations have been made to us as to the time these individuals devoted to their duties with us. No allocation was made during 1997 nor was any made for 1998 for the services of Mr. Shill. No allocation was made during 1997 for the services of Mr. Marsden.

        The following table includes compensation paid by us for services rendered in all capacities for the years indicated for the Chief Executive Officer and the other Executive Officers compensated more than $100,000 for the year ended December 31, 1999.

                                                            ANNUAL COMPENSATION
                                                    -----------------------------------
                                                                                           ALL OTHER
               NAME AND PRINCIPAL POSITION            YEAR       SALARY        BONUS      COMPENSATION
               ---------------------------            ----       ------        -----      ------------
      Ronald S. Scowby.........................       1997        $337,500     $100,000
         Chairman(1)                                  1998        $350,000     $100,000    $ 22,097
                                                      1999        $350,000     $100,000    $100,000

      Robin I. Marsden.........................       1998        $275,000     $100,000
         President and Chief Executive Officer(1)     1999        $322,500     $150,000    $ 20,956


      Mitchell R. Katcher......................       1997        $114,583     $265,000
         Senior Executive Vice President,             1998        $250,000     $125,000
         Chief Financial Officer                      1999        $268,750     $150,000    $ 19,037
         and Chief Actuary(1)

---------------
(1) All salaries and bonuses are paid by Sage Insurance Group.

We pay outside directors $12,000 and $2,000 per meeting attended. Dr. Feldberg is paid $30,000 and $8,000 per meeting attended. For meetings attended in the year ended December 31, 1999, we paid each outside director $20,000. Dr. Feldberg attended no meetings in 1999; we paid his 2000 retainer in 1999. All directors' compensation includes compensation for services on any board of directors for any company affiliated with the Company. We do not compensate directors who are officers or employees of ours or our affiliates for serving on the Board. Directors do not receive retirement benefits.

                      Sage Life Assurance of America, Inc.

                              Financial Statements

                For the periods ended June 30, 2000 and 1999 and
                     years ended December 31, 1999 and 1998




                                    CONTENTS

Report of Independent Auditors...................................................................56

Financial Statements

Balance Sheets...................................................................................57
Statements of Operations ........................................................................58
Statements of Stockholder's Equity...............................................................59
Statements of Cash Flows.........................................................................60
Notes to Financial Statements....................................................................61

                         Report of Independent Auditors


Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying balance sheets of Sage Life Assurance of America, Inc. as of December 31, 1999 and 1998, and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Life Assurance of America, Inc. as at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.




                                                          /s/ Ernst & Young LLP
                                                          ---------------------
                                                          Ernst & Young LLP



February 24, 2000
Stamford, Connecticut

                      Sage Life Assurance of America, Inc.

                                 Balance Sheets



                                                       June 30
                                                        2000                       DECEMBER 31
                                                     (Unaudited)            1999                  1998
                                                     --------------------------------     ----------------
        ASSETS
Investments:
  Fixed maturities available for sale, at fair
    value (amortized cost:  2000-$15,144,562,
    1999-$17,296,410 and 1998-$12,967,022)            $ 14,116,103        $ 16,179,750        $ 12,992,917
  Short-term investments                                 9,940,685           5,972,494          10,975,402
                                                      ------------        ------------        ------------
Total investments                                       24,056,788          22,152,244          23,968,319

Cash and cash equivalents                                  579,703           1,979,985           1,531,165
Accrued investment income                                  206,739             226,234             203,425
Receivable from affiliates                                 473,489             671,270                   -
Deferred income taxes                                      349,688             376,461                   -
Goodwill                                                 6,110,912           6,228,146           6,565,134
Development costs                                                -                   -           4,269,488
Other assets                                                 8,539               9,231               5,000
Separate account assets                                  2,002,048              93,009                   -
                                                      ------------        ------------        ------------

Total assets                                          $ 33,787,895        $ 31,736,580        $ 36,542,531
                                                      ============        ============        ============

        LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:

  Accrued expenses                                    $    174,661        $    140,426        $     61,670
  Deferred income taxes                                    580,395                   -               8,804
  Separate account liabilities                           2,002,048              93,009                   -
                                                      ------------        ------------        ------------

Total liabilities                                        2,757,104             233,435              70,474

Stockholder's equity:
  Common stock, $2,500 par value, 1,000 shares
    authorized, issued and outstanding                   2,500,000           2,500,000           2,500,000
  Additional paid-in capital                            41,099,519          39,351,096          34,875,727
  Retained deficit                                     (11,889,944)         (9,617,174)           (920,760)
  Accumulated other comprehensive (loss) income           (678,784)           (730,777)             17,090
                                                      ------------        ------------        ------------
Total stockholder's equity                              31,030,791          31,503,145          36,472,057
                                                      ------------        ------------        ------------

Total liabilities and stockholder's equity            $ 33,787,895        $ 31,736,580        $ 36,542,531
                                                      ============        ============        ============



See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                            Statements of Operations


                              SIX MONTHS      SIX MONTHS
                                ENDED            ENDED
                               JUNE 30          JUNE 30                 YEAR ENDED DECEMBER 31
                                 2000             1999            1999            1998           1997
                            -------------    -------------    -------------    ------------   ------------
                             (UNAUDITED)      (UNAUDITED)
        REVENUES
Investment income              $ 588,179        $ 646,840      $ 1,290,196      $1,243,522       $989,494
Administrative service
fees                              25,000           15,517           37,671               -              -
Policy charges and fees            1,346              134              861               -              -
                            -------------    -------------    -------------    ------------   ------------
     Total revenues              614,525          662,491        1,328,728       1,243,522        989,494

        EXPENSES
Salaries and benefits
expenses                       1,065,668          617,514          972,048         741,979        497,426
Development expenses             998,423        1,502,953        3,827,887               -              -
Amortization expense             117,234          117,234          234,468         548,818        325,406
General and
administrative expenses          705,970          273,845          721,247         521,699        518,448
                            -------------    -------------    -------------    ------------   ------------
   Total expenses              2,887,295        2,511,546        5,755,654       1,812,496      1,341,280

Loss before cumulative
effect adjustment            (2,272,770)      (1,849,055)      (4,426,926)       (568,774)      (351,786)

Cumulative effect
adjustment for change in
accounting for
development costs                      -      (4,269,488)      (4,269,488)               -              -
                            -------------    -------------    -------------    ------------   ------------

Net loss                    $(2,272,770)     $(6,118,543)     $(8,696,414)     $ (568,974)     $(351,786)
                            =============    =============    =============    ============   ============


See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                       Statements of Stockholder's Equity

                                                                                                ACCUMULATED
                                                                                                   OTHER
                                                             ADDITIONAL        RETAINED        COMPREHENSIVE
                                           COMMON STOCK    PAID-IN CAPITAL      DEFICIT        (LOSS) INCOME       TOTAL
                                         --------------------------------------------------------------------------------------
Balance at January 1, 1997                     $2,500,000      $15,505,508                -                -       $18,005,508

Net loss                                                                        $ (351,786)                          (351,786)
Change in unrealized gain on
  investments, net of taxes                                                                          $48,706            48,706
                                                                                                              -----------------
Comprehensive income                                                                                                 (303,080)
Additional capital contributions                                15,500,000                                          15,500,000
                                         --------------------------------------------------------------------------------------
Balance at January 1, 1998                      2,500,000       31,005,508        (351,786)           48,706        33,202,428

Net loss                                                                          (568,974)                          (568,974)
Change in unrealized gain on
  investments, net of taxes                                                                         (31,616)          (31,616)
                                                                                                              -----------------
Comprehensive income                                                                                                 (600,590)
Additional capital contributions                                 3,870,219                                           3,870,219
                                         --------------------------------------------------------------------------------------
Balance at December 31, 1998                    2,500,000       34,875,727        (920,760)           17,090        36,472,057

Net loss                                                                        (8,696,414)                        (8,696,414)
Change in unrealized loss on
  investments, net of taxes                                                                        (747,867)         (747,867)
                                                                                                              -----------------
Comprehensive income                                                                                               (9,444,281)
Purchase price adjustment                                        (102,518)                                           (102,518)
Additional capital contributions                                 4,577,887                                           4,577,887
Balance at December 31, 1999                   $2,500,000      $39,351,096     $(9,617,174)       $(730,777)       $31,503,145
                                         ======================================================================================

Net loss                                                                       $(2,272,770)                       $(2,272,770)
Change in unrealized loss on
  investments, net of taxes                                                                           51,993            51,993
Comprehensive income                                                                                               (2,220,777)
Additional capital contributions                                 1,748,423                                           1,748,423
Balance at June 30, 2000 (unaudited)           $2,500,000      $41,099,519    $(11,889,944)       $(678,784)       $31,030,791
                                         ======================================================================================

See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                            Statements of Cash Flows


                                                                   SIX MONTHS      SIX MONTHS
                                                                     ENDED           ENDED           YEAR ENDED DECEMBER 31
                                                                    JUNE 30         JUNE 30        --------------------------
                                                                      2000           1999            1999           1998
                                                                   -----------    ------------    ------------   ------------
                                                                   (UNAUDITED)    (UNAUDITED)
OPERATING ACTIVITIES
  Net loss                                                       $(2,272,770)    $(6,118,543)    $(8,696,414)    $ (568,974)
  Adjustments to reconcile net loss to net cash (used in)
  provided by operating activities:
    Amortization expense                                              117,234         117,234         234,468        548,818
    Development costs paid by parent                                  998,423               -               -              -
    Deferred income taxes                                              26,784               -               -              -
    Cumulative effect adjustment for change in accounting for
    development costs                                                       -       4,269,488       4,269,488              -
    Changes in:
      Accrued investment income                                        19,495         (2,744)        (22,809)      (145,386)
      Receivable from affiliates                                      197,781        (15,517)       (671,270)      (128,425)
      Other assets                                                        692       (256,314)         (4,231)          6,443
      Other liabilities                                               580,395  -            -               -              -
                                                                   -----------    ------------    ------------   ------------
      Accrued expenses                                                 34,235        (23,886)          78,756      (118,772)
                                                                   -----------    ------------    ------------   ------------
Net cash used in operating activities                               (297,731)       (527,329)       (984,125)      (406,296)

INVESTING ACTIVITIES
  Purchase of fixed maturity securities                                     -     (3,947,436)     (4,319,964)   (10,295,783)
  Proceeds from sales, maturities and repayments of fixed
  maturity securities                                                  51,993          75,212               -        849,153
  Net sales of short-term investments                             (1,904,544)       3,240,532       5,002,909     10,555,486
                                                                   -----------    ------------    ------------   ------------
Net cash provided by investing activities                         (1,852,551)       (631,692)         682,945      1,108,856

FINANCING ACTIVITIES
  Development costs paid by parent                                          -       1,502,953       3,827,887              -
  Capital contribution from the parent                                750,000               -         750,000        600,000
                                                                   -----------    ------------    ------------   ------------
Net cash provided by financing activities                             750,000               -         750,000        600,000
                                                                                                  ------------   ------------

Increase in cash and cash equivalents                             (1,400,282)     (1,159,021)         448,820      1,302,560

Cash and cash equivalents at beginning of year                      1,979,985       1,531,165       1,531,165        228,605
                                                                                                  ------------   ------------

Cash and cash equivalents at end of year                            $ 579,703       $ 372,144     $ 1,979,985    $ 1,531,165
                                                                   ===========    ============    ============   ============




                                                                      YEAR ENDED DECEMBER 31
                                                                      ----------------------
                                                                              1997
                                                                           -----------

OPERATING ACTIVITIES
  Net loss                                                                 $(351,786)
  Adjustments to reconcile net loss to net cash (used in)
  provided by operating activities:
    Amortization expense                                                      325,406
    Development costs paid by parent                                                -
    Deferred income taxes                                                           -
    Cumulative effect adjustment for change in accounting for
    development costs                                                               -
    Changes in:
      Accrued investment income                                              (29,638)
      Receivable from affiliates                                              128,425
      Other assets                                                           (11,443)
      Other liabilities                                                             -
                                                                           -----------
      Accrued expenses                                                        116,216
                                                                           -----------
Net cash used in operating activities                                         177,180

INVESTING ACTIVITIES
  Purchase of fixed maturity securities                                             -
  Proceeds from sales, maturities and repayments of fixed
  maturity securities                                                          42,941
  Net sales of short-term investments                                     (15,507,897)

Net cash provided by investing activities                                 (15,465,046)

FINANCING ACTIVITIES
  Development costs paid by parent                                                  -
  Capital contribution from the parent                                     15,500,000
                                                                           -----------
Net cash provided by financing activities                                  15,500,000
                                                                           -----------

Increase in cash and cash equivalents                                         212,134

Cash and cash equivalents at beginning of year                                 16,471
                                                                           -----------

Cash and cash equivalents at end of year                                    $ 228,605
                                                                           ===========




See accompanying notes to financial statements.

                      Sage Life Assurance of America, Inc.

                          Notes to Financial Statements




1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"), which is a wholly-owned indirect subsidiary of Sage Group Limited, a South African company.

DESCRIPTION OF BUSINESS

Sage Life Assurance of America, Inc. (the "Company"), which is domiciled in Delaware, is a wholly-owned subsidiary of Sage Life Holdings of America, Inc., which is a wholly-owned indirect subsidiary of Sage Group Limited (Sage Group), a South African company.

The Company is in the process of developing and preparing to market variable annuity and variable life insurance products. The sale of these products began on a limited basis in the first quarter of 1999. The Company has mutually agreed to enter into a coinsurance reinsurance arrangement with Swiss Re Life & Health America (Swiss Re), pursuant to which Swiss Re will reinsure a significant portion of the liabilities under the variable insurance contracts.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred income taxes. Fair values are determined by quoted market prices.

Short-term investments are carried at cost, which approximates fair value.

Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheet represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, as reported as of December 31, 1999, are carried at fair value, based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations.

POLICY LIABILITIES

The Company has no policy liabilities in its General Account at December 31, 1999 and 1998. All policy liabilities are in the Separate Account and are comprised of all payments received plus credited interest, less accumulated policyholder charges, assessments and withdrawals related to annuities of a nonguaranteed return nature.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value, which, in the view of management, is other than temporary. Accumulated amortization at December 31, 1999 and December 31, 1998 was $703,403 and $468,935, respectively.

DEVELOPMENT COSTS

Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", (SOP 98-5), the Company is required to charge to expense all start-up costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. Development costs incurred for the year ended December 31, 1999 charged to expense were $3,827,887. The one time write-off of the unamortized capitalized development costs was $4,269,488.

ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires that management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

Income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

                      Sage Life Assurance of America, Inc.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

        Certain reclassifications have been made to prior year's financial statement amounts to conform to the 1999 presentation.


2. INVESTMENTS

Investments in fixed maturity securities as of December 31 consist of the following:

                                                             GROSS           GROSS
                                                           UNREALIZED      UNREALIZED         FAIR
                                         AMORTIZED COST      GAINS           LOSSES           VALUE
                                         ---------------------------------------------------------------
1999
----
U.S. Government Obligations               $  9,260,132       $12,577       $   641,663    $  8,631,046
Corporate Obligations                        8,036,278             -           487,574       7,548,704
                                         ---------------------------------------------------------------
                                           $17,296,410       $12,577       $ 1,129,237     $16,179,750
                                         ===============================================================
1998
----
U.S. Government Obligations              $   9,356,479       $89,549       $   54,974      $ 9,391,054
Corporate Obligations                        3,610,543         4,282           12,962        3,601,863
                                         ===============================================================
                                          $ 12,967,022       $93,831       $   67,936      $12,992,917
                                         ===============================================================

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 1999 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                               AMORTIZED         FAIR
                                                 COST            VALUE
                                             -----------------------------
Due in one year or less                      $  2,550,942    $  2,563,519
Due after one year through five years           5,129,073       4,896,658
Due after five years through ten years          9,616,395       8,719,573
                                             -----------------------------
Total                                        $ 17,296,410    $ 16,179,750
                                             =============================

                      Sage Life Assurance of America, Inc.

2. INVESTMENTS (CONTINUED)


Investment income by major category of investment for the years ended December 31, 1999 and 1998 is summarized as follows:

                                                          1999            1998           1997
                                                    -----------------------------------------------
Bonds                                                  $   907,068      $   261,781      $  255,778
Short-term investments                                     438,951          787,873         720,556
Cash and cash equivalents                                   22,416          239,700          49,035
                                                    -----------------------------------------------
Total investment income                                  1,368,435        1,289,354       1,025,369
Investment expenses                                         78,239           45,832          35,875
                                                    -----------------------------------------------
Net investment income                                  $ 1,290,196      $ 1,243,522      $  989,494
                                                    ===============================================

At December 31, 1999 and 1998, investment securities with an amortized cost of $6,602,056 and $6,678,745, respectively, and a fair value of $5,960,476 and $6,623,770, respectively, are held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

3. INCOME TAXES

The Company files a separate life insurance company Federal income tax return and will continue to do so through the year 2001. Beginning in the year 2002, the Company will be included in the consolidated Federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for income taxes varies from the amount which would be computed using the federal statutory income tax rate as follows:

                                                          1999             1998            1997
                                                      ------------------------------------------------
Pre-tax loss                                             $ (8,696,414)   $(568,974)        $(351,786)
Application of the federal statutory tax rate - 34%        (2,956,781)    (193,451)         (119,607)
Change in valuation allowance                                2,907,523      193,451           119,532
Other                                                           49,258            -              (75)
                                                      ------------------------------------------------
Total income tax provision                                 $          -    $      -          $      -
                                                      ================================================

                      Sage Life Assurance of America, Inc.

3. INCOME TAXES (CONTINUED)

        Significant components of the Company's deferred tax assets and liabilities as of December 31, 1999 and 1998 are as follows:


                                                                    1999               1998
                                                             --------------------------------------
Deferred tax assets:
  Net operating loss carryforwards                              $ 3,501,308         $  1,967,528
  Unrealized loss on depreciation of investments                    376,461                    -
                                                             --------------------------------------
Total deferred tax assets                                         3,877,769            1,967,528
Deferred tax liabilities:
  Unrealized gain on appreciation of investments                          -               (8,804)
  Amortization of goodwill and development costs                   (261,185)          (1,634,928)
  Other                                                             (19,617)             (19,617)
                                                             --------------------------------------
Total deferred tax liabilities                                     (280,802)          (1,663,349)
Valuation allowance for deferred tax assets                      (3,220,506)            (312,983)
                                                             --------------------------------------
Net deferred tax asset (liability)                             $    376,461            $  (8,804)
                                                             ======================================

Based upon the lack of historical operating results and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has a separate company net operating loss carryforward of approximately $10.3 million as of December 31, 1999, of which $4.7 million expires in the year 2019, $3.7 million which expires in 2018 and $1.9 million which expires in the year 2012.

4. RETAINED DEFICIT AND DIVIDEND RESTRICTIONS

Statutory-basis net (loss) income and surplus of the Company are as follows:

                                             1999               1998               1997
                                       -------------------------------------------------------
Net (loss) income                           $  (389,023)       $     27,002      $     51,133
Surplus                                       23,473,747         23,109,097        25,017,752

The Company is subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, the Company must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards policyholders as of the prior year-end and statutory net income less realized capital gains for such prior year. Dividends may be paid by the Company only out of earned surplus. In addition, the Company must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to stockholders within five business days after declaration and at least ten days prior to payment. At December 31, 1999, the Company could not pay a dividend to SLHA without prior approval from state regulatory authorities as the Company currently does not have earned surplus.

                      Sage Life Assurance of America, Inc.

5. RELATED PARTY TRANSACTIONS

In 1997, the Company entered into a Cost Sharing Agreement with Sage Insurance Group, Inc. (SIGI), the parent of SLHA, to share the personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon monitored usage of the equipment, respectively. Pursuant to this agreement, the Company has received $903,757 and $151,348 from SIGI for the years ended December 31, 1999 and 1998, respectively. The Company paid SIGI $76,048 for the year ended December 31, 1997. At December 31, 1999 the amount due from SIGI relating to this agreement was $594,432. There was no amount due at December 31, 1998. In addition, SIGI provides funds to the Company to meet various operating expenses. As these amounts are paid back to SIGI at the end of each quarter, no amounts remained payable at December 31, 1999 and 1998.

All non-recurring development costs of the Company are paid by SIGI or its parent, Sage Group Limited, and treated as capital contributions. The amount of development costs paid for by affiliated companies at December 31, 1999, 1998 and 1997 were $7,098,106, $3,270,219 and $1,504,558, respectively.

6. INTERIM FINANCIAL STATEMENTS

The financial information presented as of June 30, 2000 and for the six month periods ending June 30, 2000 and 1999 have not been audited.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

         Additional information about the Contracts and The Sage Variable Annuity Account A is contained in the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the address shown on the front cover or by calling (877) 835-7243 (Toll
Free). The following is the Table of Contents for the Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Assignment

Change of Owner, Beneficiary or Annuitant

Misstatement and Proof of Age, Sex or Survival

Incontestability

Participation

Beneficiary Designation

Tax Status of the Contracts
       Diversification Requirements
       Owner Control
       Required Distribution from Non-Qualified Contracts

Qualified Contracts
       Taxation of Withdrawals
       Individual Retirement Accounts (IRAs)
       SIMPLE IRAs
       Roth IRAs

Calculation of Historical Performance Data
       Money Market Sub-Account Yields
       Other Variable Sub-Account Yields
       Average Annual Total Returns
       Other Total Returns

       Effect of the Annual Administration Charge on Performance Data Use of Indexes
       Other Information

Income Payment Provisions
       Amount of Fixed Income Payments
       Amount of Variable Income Payments
       Income Units
       Income Unit Value
       Exchange of Income Units

Safekeeping of Account Assets

Legal Matters

Other Information

Financial Statements

===============================================================================
                                   APPENDIX A
===============================================================================


                             MARKET VALUE ADJUSTMENT

         We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to an income plan when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account.

         For a surrender, withdrawal, transfer or amount applied to an income plan, we will calculate the Market Value Adjustment by applying the factor below to the total amount that must be surrendered, withdrawn, transferred or applied to an income plan in order to provide the amount requested.

                                            (N/365)
                         [(1+I)/(1+J+.0025)]        - 1

Where

           - I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

           - J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, or application to an income plan; and

           - N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, or apply to an income plan.

If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer or apply to an income plan the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, or apply to an income plan.

                                  MVA EXAMPLES

Example #1:  Surrender  --  Example of a Negative Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of the surrender and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $124,230 x {[(1.07)/(1.0825)] (2555/365)
      -1) = - $9,700


Therefore, the amount paid on full surrender is $114,530 ($124,230 - $9,700).

Example #2:  Surrender  --  Example of a Positive Market Value Adjustment

Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the surrender and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $124,230 ($100,000 x 1.075(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $124,230 x {[(1.07)/(1.0625)](2555/365) -1) = +
      $6,270


Therefore, the amount paid on full surrender is $130,500 ($124,230 + $6,270).

Example #3:  Withdrawal  --  Example of a Negative Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 8.0% at the time of withdrawal and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3)).

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.07)/(1.0825)](2555/365) -1) = -
      $7,808

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($7,808), for a total reduction in the Fixed Sub-Account of $107,808.

Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 7.5% and an initial Index Rate ("I") of 7.0% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 6.0% at the time of the withdrawal and no prior transfers or withdrawals affecting this Fixed Sub-Account have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $248,459 ($200,000 x 1.075(3))

2.    N = 2,555 (365 x 7)

3.    Market Value Adjustment = $100,000 x {[(1.07)/(1.0625)](2555/365) - 1) =
      + $5,047

Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,047), for a total reduction of $94,953.

===============================================================================
                                   APPENDIX B
===============================================================================


                          DOLLAR-COST AVERAGING PROGRAM

Below is an example of how the Dollar-Cost Averaging Program works.

         Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 6.0%.


                            (1)                    (2)                   (3)                  (4)                  (5)
    Beginning       Beginning of Month    Dollar Cost Averaging     Amount Dollar      Interest Credited      End of Month
    of Month           Account Value          Monthly Factor        Cost Averaged          For Month          Account Value
    --------           -------------          --------------        -------------          ---------          -------------

        1                 24,000                    --                    --                  117                24,117
        2                 24,117                  1 / 24                1,005                 112                23,224
        3                 23,224                  1 / 23                1,010                 108                22,323
        4                 22,323                  1 / 22                1,015                 104                21,412
        5                 21,412                  1 / 21                1,020                  99                20,492
        6                 20,492                  1 / 20                1,025                  95                19,562
        7                 19,562                  1 / 19                1,030                  90                18,622
        8                 18,622                  1 / 18                1,035                  86                17,673
        9                 17,673                  1 / 17                1,040                  81                16,715
       10                 16,175                  1 / 16                1,045                  76                15,746
       11                 15,746                  1 / 15                1,050                  72                14,768
       12                 14,768                  1 / 14                1,055                  67                13,780
       13                 13,780                  1 / 13                1,060                  62                12,782
       14                 12,782                  1 / 12                1,065                  57                11,774
       15                 11,774                  1 / 11                1,070                  52                10,756
       16                 10,756                  1 / 10                1,076                  47                 9,727
       17                  9,727                   1 / 9                1,081                  42                 8,688
       18                  8,688                   1 / 8                1,086                  37                 7,639
       19                  7,639                   1 / 7                1,091                  32                 6,580
       20                  6,580                   1 / 6                1,097                  27                 5,510
       21                  5,510                   1 / 5                1,102                  21                 4,429
       22                  4,429                   1 / 4                1,107                  16                 3,338
       23                  3,338                   1 / 3                1,113                  11                 2,236
       24                  2,236                   1 / 2                1,118                   5                 1,124
       25                  1,124                   1 / 1                1,124                  --                    --

                                      NOTE:

                   Column (3) = Column (1) x Column (2)
                   Column (5) = Column (1) - Column (3) + Column (4)

===============================================================================
                                   APPENDIX C
===============================================================================


                       CONTRACTS ISSUED BEFORE MAY 1, 2000

         Generally, Contracts purchased after May 1, 2000, will have the provisions described in the Prospectus. However, in certain states the provisions described in this Appendix will apply. Please contact our Customer Service Center to see if these provisions apply to your Contract.

VARIABLE INCOME BENEFITS

         To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. We currently allow assumed investment rates of 3% and 6%. If you do not specify an assumed investment rate, we will apply the 3.0% rate.

TRANSFER RESTRICTIONS

         We may defer transfers to, from and among the Variable Sub-Accounts under the same conditions that we delay paying proceeds. The additional transfer restrictions relating to the affected Variable Sub-Accounts' ability to purchase and redeem shares of a Fund, transfers involving the same Sub-Account, and transfers that adversely affect Accumulation Unit Values do not apply to your Contract.

WITHDRAWALS

         A partial withdrawal will reduce your death benefit and may be subject to federal income tax and a Market Value Adjustment. See "What Are The Expenses Under A Contract?" "How Will My Contact Be Taxed?" and "Does The Contract Have A Death Benefit?"

DEATH BENEFIT

If any Owner dies before the Income Date, we will pay the Beneficiary the greatest of the following:

     -   the Account Value determined as of the day we receive proof of death;
         or

     - 100% of the sum of all purchase payments made under the Contract, reduced by any prior withdrawals (including any associated Market Value Adjustment incurred); or

     -   the Highest Anniversary Value.

The Highest Anniversary Value is the greatest anniversary value attained in the following manner. When we receive proof of death, we will calculate an anniversary value for each Contract Anniversary prior to the date of the Owner's death, but not beyond the Owner's attained age 80. An anniversary value for a Contract Anniversary equals:

      (1)   the Account Value on that Contract Anniversary;

      (2) increased by the dollar amount of any purchase payments made since the Contract Anniversary; and

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



      (3) Reduced proportionately by any withdrawals (including any associated Market Value Adjustment incurred) taken since that Contract Anniversary. (By proportionately, we take the percentage by which the withdrawal decrease the Account Value and we reduce the sum of (1) and (2) by that percentage.)

===============================================================================
                                   APPENDIX D
===============================================================================


                        GUARANTEED MINIMUM INCOME BENEFIT

         Below is an example of how the GMIB will work. The example assumes the following:

            -  you are a male whose age last birthday is 55;

            -  you purchase a Contract with the GMIB rider;

            - you do not make any additional purchase payments nor any withdrawals;

            - you elect to receive income from the Contract 10 years later, at attained age 65; and

            - you elect a Life Annuity with 10 Year Certain, which is an eligible Income Plan under the GMIB rider.

         Assume your Account Value is $200,000 and that your Highest Anniversary Value ("HAV") is $250,000.

Calculate the GMIB:

       1. Your guaranteed Monthly Income Payment rate per $1,000 (as shown in your Contract Schedule) is $5.42.

       2.  Your HAV is $250,000.

       3.  The GMIB = $1,355 [$5.42 x $250,000 / $1,000].

       Therefore, under this Income Plan, we guarantee that your monthly income payment will not be less than $1,355.00.

Different guaranteed minimum Monthly Income Payment rates per $1,000 will apply for females, for males who begin income payments at ages other than the age shown above, or for income payments under different Income Plans. In these cases, the GMIB will be different.


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




===============================================================================
                                   APPENDIX E
===============================================================================


                             ENHANCED DEATH BENEFIT

         Below are examples of how the Enhanced Death Benefit will work. All examples assume the following:

            -  The Owner is a male whose age last birthday is 55;

            - The Owner purchases a Contract with the Enhanced Death Benefit rider;

            -  The Owner makes an initial purchase payment of $150,000; and

            - The Owner does not make any additional purchase payments nor any withdrawals.

Example 1.

         Assume the Account Value is $200,000, the Highest Anniversary Value ("HAV") is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

           1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $200,000.

           2.  The sum of all purchase payments made is $150,000.

           3.  The HAV is $175,000.

           4. The basic Death Benefit is $200,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

           5.  The Benefit Rate for an issue age of 55 is 40.0%.

           6.  The Net Purchase Amount is $150,000.

           7.  The Maximum Benefit Amount is $60,000  ($150,000 x .40).

           8. The Enhanced Death Benefit is $20,000 ([.40 x [$200,000 - $150,000] = $20,000, but not in excess of $60,000).

         We will pay the Owner's Beneficiary the basic Death Benefit of $200,000 and the Enhanced Death Benefit of $20,000, for a total payment of $220,000.

Example 2.

         Assume the Account Value is $500,000, the HAV is $300,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

           1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $500,000.

           2.  The sum of all purchase payments made is $150,000.

           3.  The HAV is $300,000.

           4. The basic Death Benefit is $500,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

           5.  The Benefit Rate for an issue age of 55 is 40.0%.

           6.  The Net Purchase Amount is $150,000.

           7.  The Maximum Benefit Amount is $60,000 ($150,000 x .40).

           8. The Enhanced Death Benefit is $60,000 ([.40 x [$500,000 - $150,000] = $140,000, but not in excess of $60,000).

         We will pay the Owner's Beneficiary the basic Death Benefit of $500,000 and the Enhanced Death Benefit of $60,000, for a total payment of $560,000.

Example 3.

         Assume the Account Value is $100,000, the HAV is $175,000 and the Owner dies of natural causes.

Calculate the basic Death Benefit:

           1. The Account Value determined as of the Business Day we receive proof of the Owner's death is $100,000.

           2.  The sum of all purchase payments made is $150,000.

           3.  The HAV is $175,000.

           4. The basic Death Benefit is $175,000 [the greatest of (1), (2) and (3)].

Calculate the Enhanced Death Benefit:

           5.  The Benefit Rate for an issue age of 55 is 40.0%.

           6.  The Net Purchase Amount is $150,000.

           7.  The Maximum Benefit Amount is $60,000 ($150,000 x .40).

           8.  The Enhanced Death Benefit is $0 ([.40 x [$100,000 - $150,000] =
               $0, but not in excess of $60,000).

We will pay the Owner's Beneficiary the basic Death Benefit of $175,000 and the Enhanced Death Benefit of $0, for a total payment of $175,000.

To obtain a Statement of Additional Information for this Prospectus, please complete the form below and mail to:

Sage Life Assurance of America, Inc.
Customer Service Center
P.O. Box 290680
Wethersfield, CT 06129-0680

Please send a Statement of Additional Information to me at the following address:

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Name

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